UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07685

Frontegra Funds, Inc.
(Exact name of registrant as specified in charter)

400 Skokie Blvd. Suite 500 Northbrook, Illinois			60062
(Address of principal executive offices)			(Zip code)

William D. Forsyth III 400 Skokie Blvd., Suite 500 Northbrook, Illinois 60062
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(847) 509-9860

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2014

Item 1. Reports to Stockholders.

ANNUAL REPORT

Frontegra RobecoSAM Global Equity Fund

Frontegra MFG Global Equity Fund

Frontegra MFG Core Infrastructure Fund

Frontegra Timpani Small Cap Growth Fund

Frontegra Netols Small Cap Value Fund

Frontegra Phocas Small Cap Value Fund

Frontegra Asset Management, Inc.

June 30, 2014

TABLE OF CONTENTS

Shareholder Letter	1
Frontegra RobecoSAM Global Equity Fund
Report from RobecoSAM USA, Inc.	4
Investment Highlights	6
Frontegra MFG Global Equity Fund
Report from MFG Asset Management	8
Investment Highlights	10
Frontegra MFG Core Infrastructure Fund
Report from MFG Asset Management	12
Investment Highlights	14
Frontegra Timpani Small Cap Growth Fund
Report from Timpani Capital Management LLC	16
Investment Highlights	18
Frontegra Netols Small Cap Value Fund
Report from Netols Asset Management, Inc.	20
Investment Highlights	21
Frontegra Phocas Small Cap Value Fund
Report from Phocas Financial Corporation	24
Investment Highlights	25
Expense Example	26
Schedules of Investments
Frontegra RobecoSAM Global Equity Fund	29
Frontegra MFG Global Equity Fund	31
Frontegra MFG Core Infrastructure Fund	32
Frontegra Timpani Small Cap Growth Fund	35
Frontegra Netols Small Cap Value Fund	37
Frontegra Phocas Small Cap Value Fund	39
Statements of Assets and Liabilities	42
Statements of Operations	44
Statements of Changes in Net Assets	46
Financial Highlights	49
Notes to Financial Statements	57
Report of Independent Registered Public Accounting Firm	65
Board of Directors' Approval of Advisory and Subadvisory Agreements	66
Additional Information
Directors and Officers	73
Foreign Tax Credit	78
Qualified Dividend Income/Dividends Received Deduction	79
Additional Information Applicable to Foreign Shareholders Only	79

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectus may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the Prospectus carefully.

Frontegra Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062. Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Funds' investment adviser.

DEAR FELLOW SHAREHOLDERS:

As we embark on a new fiscal year, I want to inform you of a name change for the funds — from the Frontegra Funds to the Frontier Funds — that will formally take place in the fourth quarter of 2014. Absolutely nothing will change with regard to your investments or the advisers and subadvisers managing the funds; the name change is strictly cosmetic in nature.

We are pleased to report on the progress of the Frontegra Funds over the past twelve months ending June 30, 2014. The S&P 500 Index was up 24.61%, and small capitalization stocks were up, with the Russell 2000® Index returning 23.64%. International stocks, as measured by the MSCI EAFE Index, returned 23.57% over the twelve-month period.

Fund Results

For the twelve month period ending June 30, 2014, the Frontegra RobecoSAM Global Equity Fund, managed by RobecoSAM USA, returned 22.72% (net) versus the MSCI World Index (Net) return of 24.05%.

The Frontegra MFG Global Equity Fund, managed by MFG Asset Management, returned 15.76% (net) versus the MSCI World Index (Net) return of 24.05% for the twelve month period ending June 30, 2014.

The Frontegra MFG Core Infrastructure Fund, also managed by MFG Asset Management, returned 24.22% (net) versus the UBS Developed Infrastructure & Utilities Index (Net) return of 24.70% and the MSCI World Index (Net) return of 24.05% for the twelve month period ending June 30, 2014.

The Frontegra Timpani Small Cap Growth Fund — Institutional Class, managed by Timpani Capital Management, returned 24.16% (net) versus the Russell 2000® Growth Index return of 24.73% for the twelve month period ending June 30, 2014. The Class Y shares returned -1.90% (net) since inception on January 6, 2014, versus the Russell 2000® Growth Index return of 3.63%.

For the twelve month period ending June 30, 2014, the Frontegra Netols Small Cap Value Fund — Institutional Class, managed by Netols Asset Management, returned 24.63% (net) versus the Russell 2000® Value Index return of 22.54%. The Class Y shares returned 23.84% (net) over the same time period.

The Frontegra Phocas Small Cap Value Fund, managed by Phocas Financial, returned 32.72% (net) versus the Russell 2000 Value Index return of 22.54% for the twelve month period ending June 30, 2014.

Outlook

As of mid-2014, developed equity markets around the globe have performed remarkably well over the past twelve months, especially in North America and Europe. Moreover, the unemployment rate in the U.S. has dropped appreciably over the same period. Despite relatively rosy equity markets, fixed income markets have produced far more modest returns, and there is continuing speculation as to how the unwinding of the Fed's quantitative easing program will impact markets around the world. As we enter a new fiscal year, we will work as judiciously as ever to manage your assets with the skill and agility necessary in these vacillating markets.

We will continue to oversee the investment management of the Frontegra Funds with the care and diligence that have served our shareholders well in the past. As always, we appreciate your investment and continued confidence in the Frontegra Funds.

Best regards,

William D. Forsyth, CFA

President

Frontegra Funds, Inc.

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FRONTEGRA
ROBECOSAM GLOBAL EQUITY FUND

REPORT FROM ROBECOSAM USA, INC.

Dear Shareholders:

The Frontegra RobecoSAM Global Equity Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity and equity-related securities issued by U.S. and non-U.S. companies that combine their market and financial strategy with a high level of environmental awareness and a clearly defined social policy. The Fund's performance is measured against the MSCI World Index (Net).

Performance Review

The Frontegra RobecoSAM Global Equity Fund returned 22.72%, net of fees, for the year ended June 30, 2014. The Fund underperformed the 24.05% return of its benchmark, the MSCI World Index (Net).

The portfolio's underperformance relative to the benchmark is primarily attributed to weak stock selection within Health Care, Information Technology and Consumer Discretionary. Stock selection had a positive contribution within the Energy, Telecommunication Services and Consumer Staples sectors.

The largest positive contributions at the stock level included overweight positions in Japanese oil and gas company Inpex, telecom operator Swisscom and U.S. energy company ONEOK. ONEOK's outperformance was driven by strong business fundamentals which led the company to increase the dividend in the first quarter by USD 0.16 to USD 0.56 per share. Swisscom's positive stock performance reflects a solid underlying business. Inpex's strong outperformance in the Energy sector was supported by good earnings results and also the confirmation that one of the largest liquefied natural gas projects, Ichthys, is progressing on schedule. The largest negative contributors included positions in IBM (IT), Barclays (Financials) and Pfizer (Health Care). Pfizer's underperformance over the period follows the decision to drop its takeover bid for UK pharmaceutical firm AstraZeneca.

The portfolio sector allocation was positioned with overweights in Energy, Consumer Staples and Telecommunication Services combined with underweight positions in Financials, Materials, Industrials and Consumer Discretionary. In terms of performance contribution, sector allocation had a slight negative impact.

Portfolio Outlook and Strategy

Over the period, sentiment on the global equity market has remained positive. The positive momentum was largely driven by still very accommodative global monetary conditions which have caused investors to seek exposure to the equity markets. In Europe, the European Central Bank announced an aggressive monetary policy action to fight the threat of deflation. The package of measures includes cuts to its policy rates, negative rates on its deposit facility and a so-called targeted longer-term refinancing operation (TLTRO). The TLTRO will provide cheap, fixed rate four year funding to European banks. The goal is to discourage banks from using the cheap public funds to buy sovereign bonds by giving them an incentive to increase credit origination and ultimately increase lending activity to the real economy.

On the macroeconomic front, it is worth highlighting the data released for Chinese manufacturing activity. The HSBC Chinese PMI Index rose to 50.7 in June from 49.4 in May. This was the first time this year that the index moved above 50. The recovery in the eurozone manufacturing sector was extended to a twelfth successive month in June. However, the upturn is losing momentum. The Markit Eurozone Manufacturing PMI dipped to a seven-month low of 51.8 down from 52.2 in the prior month. The average figure for the second quarter was also slightly below that for the first quarter.

In the coming quarters, we expect global monetary conditions to remain highly accommodative. Our focus remains on investing in sustainable companies with attractive valuations and stable earnings outlooks. We also maintain an underweight in sectors where earnings visibility and valuation upside is limited, such as Financials, Industrials and Materials. Our outlook for the Financial sector remains cautious, and our approach in this space remains very selective with focus on companies with solid cash generation, strong balance sheets and acceptable leverage. In addition, we remain underweight in Materials. Such positioning comes mainly from not investing in large benchmark holdings in the mining and chemical space where we see limited investment opportunities.

Sincerely,

Diego d'Argenio
RobecoSAM USA, Inc.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  6/18/09 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 6/18/09 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Effective June 10, 2011, RobecoSAM USA, Inc. ("RobecoSAM") became subadviser to the Fund and Frontegra Asset Management, Inc. became adviser to the Fund. Prior to June 10, 2011, RobecoSAM served as adviser to the Fund. Effective February 20, 2013, the Fund changed its name from Frontegra SAM Global Equity Fund to Frontegra RobecoSAM Global Equity Fund. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index measures the overall performance of stock markets in 24 developed market countries in North America, Europe, and the Asia/Pacific Region. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2015 to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.20% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/14	FUND	INDEX
SIX MONTHS	6.17%	6.18%
ONE YEAR	22.72%	24.05%
FIVE YEAR AVERAGE ANNUAL	14.47%	14.99%
AVERAGE ANNUAL SINCE INCEPTION	14.30%	15.03%
Fund Expenses
GROSS EXPENSE RATIO	1.63%
NET EXPENSE RATIO	1.20%

FRONTEGRA
MFG GLOBAL EQUITY FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontegra MFG Global Equity Fund is capital appreciation. The Fund's performance is measured against the MSCI World Index (Net).

Performance Review

The Frontegra MFG Global Equity Fund returned 15.76%, net of fees, for the year ended June 30, 2014. The Fund's return underperformed the 24.05% return of its benchmark, the MSCI World Index (Net).

We feel strongly that people cannot retire on "relative investment returns"; only by generating investment returns that exceed the rate of inflation (ideally by a satisfactory margin) will investors increase their wealth over time. As such, we are happy to be judged on the absolute returns of our strategy over time.

Fund Outlook and Strategy

In general, equity markets have been strong over the past twelve months. This is reflected in the performance of the MSCI World Index (Net) which has risen by 24.05%. The current investment environment is extraordinary. Many world equity indices ended June at or near all-time record highs. The 10-year bond yields of Spanish, Irish and Italian government debt closed below 2.85%, credit default swaps on major banks are now below 2007 levels, and the European Central Bank has recently reduced the interest rate on deposits by banks to minus 0.1%.

We continue to see capital flows that are distorting markets and causing asset prices and currencies to diverge from underlying economic trends. The enormous U.S.$600 billion per annum quantitative easing (QE) being undertaken by the Bank of Japan, as part of Prime Minister Abe's economic plan, is encouraging Japanese banks, insurers and pension funds to sell Japanese government bonds and invest in other assets, including foreign sovereign bonds. This may, in part, explain the rally in U.S. and European government bonds over the past 6 months (as well as the strong Australian dollar), when economic data would have suggested that the opposite might have been expected. We also note recent reports that China's State Administration of Foreign Exchange, which manages China's vast foreign exchange reserves, has become the world's largest public sector equity investor; elsewhere, numerous other central banks have also increased their exposure to equity markets.

Against this backdrop, we would expect the Fund to lag general equity market indices. Despite this, we will not chase momentum and will always have a conservative, defensive bias built into our portfolio. As Warren Buffett has often said, "To finish first you must first finish."

It is a little surreal that equity market volatility and other risk measures appear benign as we edge closer to a cycle of increasing long-term interest rates, with the U.S. Federal Reserve and the Bank of England ending their QE programmes and China appearing to be entering a period of lower growth. While we are not predicting a major downturn in equity markets (in the absence of a major global event), they have become more challenging and value has become harder to find as share prices have continued to rise. While nothing is certain in investing, we predict that the next three years will be challenging for equities as they battle the headwind of rising long-term interest rates.

The Fund

The Fund was invested in 28 companies on June 30, 2014, compared to 25 on June 30, 2013. The top ten investments represented 52.7% of the Fund, while they represented 51.6% on June 30, 2013. Over the twelve months ending June 30, 2014, the three stocks with the strongest returns in local currency were DIRECTV (+43.3%), Bank of New York Mellon (+35.8%) and Oracle (+33.2%), while the stocks with the weakest returns were Target (-13.9%), Tesco (-10.4%) and Adidas (-9.9%). On an absolute basis, the three largest stock contributors, in local currency, were Oracle, DIRECTV and Microsoft which added +1.9%, +1.7% and +1.6%, respectively. Conversely, the three bottom contributors were Target, Tesco and Adidas which detracted -0.7%, -0.6% and -0.2%, respectively. Over the past twelve months, we have made the following major changes to the portfolio:

•  We added a new position in global beverages giant Diageo, enterprise software vendor SAP and European pharmaceutical Sanofi.

•  In September 2013, we also made a new investment in DIRECTV, the world's largest pay television company by subscriber numbers. Our initial purchase price was around $60 per share. In May 2014, AT&T made a cash and share takeover offer which valued DIRECTV at $95 per share. The transaction is subject to regulatory and shareholder approval and, assuming AT&T receives the necessary approvals, is anticipated to close in around twelve months. DIRECTV is currently trading at around $85 per share, reflecting the transaction uncertainty and time to completion.

•  We exited the holding in Colgate-Palmolive and reduced the positions in Google, American Express, McDonald's and Johnson & Johnson.

•  We increased the positions in Nestle, Visa, Target and Tesco.

Sincerely,

Hamish Douglass
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  12/28/11 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 12/28/11 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index measures the overall performance of stock markets in 24 developed market countries in North America, Europe, and the Asia/Pacific Region. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2015 to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/14	FUND	INDEX
SIX MONTHS	2.68%	6.18%
ONE YEAR	15.76%	24.05%
AVERAGE ANNUAL SINCE INCEPTION	20.18%	19.94%
Fund Expenses
GROSS EXPENSE RATIO	0.97%
NET EXPENSE RATIO	0.80%

FRONTEGRA
MFG CORE INFRASTRUCTURE FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontegra MFG Core Infrastructure Fund is long-term capital appreciation. The Fund's performance is measured against the UBS Developed Infrastructure & Utilities Index (Net).

The types of infrastructure assets in which the Fund invests are natural monopolies that provide an essential service to the community. Infrastructure assets offer investors protection from the impacts of inflation because their earnings generally have some direct linkage to inflation. Over time, the stable, reliable earnings of infrastructure assets are expected to lead to a combination of income and capital growth for investors.

The universe of infrastructure assets that are held by the Fund is made up of two main sectors:

•  Utilities, including both regulated energy utilities and regulated water utilities. Utilities comprise approximately 70% of the Fund. Utilities are typically subject to economic regulation. This requires the utility to efficiently provide an essential service to the community and, in return, permits the utility to earn a fair rate of return on the capital it has invested in its operations. As the utility provides a basic necessity, e.g. energy or water, there is minimal fluctuation in demanded volumes in response to the economic cycle and the price charged for the utility service can be adjusted with limited impact upon demand volumes. As a result, the earnings of regulated utilities have been, and are expected to continue to be, stable irrespective of economic conditions; and

•  Infrastructure, which includes airports, toll roads, broadcast communications infrastructure and ports. Regulation of infrastructure companies is generally done through contracts that regulate the prices the company can charge (rather than the earnings) and allows companies to accrue the benefits of volume growth (i.e. the returns of infrastructure companies are linked to growth in passengers, vehicles, spectrum usage or containers). As a result, the revenues and earnings derived by infrastructure assets are expected to grow over time.

Performance Review

The Frontegra MFG Core Infrastructure Fund returned 24.22%, net of fees, for the year ending June 30, 2014. The Fund's return underperformed the 24.70% return of its benchmark, the UBS Developed Markets Infrastructure & Utilities Index (Net). While underperformance may be seen as disappointing, it was not surprising given the strong rise in the benchmark for the year. As discussed below, the investment strategy used in this Fund results in a much lower beta than the benchmark and the return for risk of the Fund was materially better than the benchmark for the year.

Most sectors held in the Core Infrastructure strategy performed well during the year with Toll Roads generating a Total Shareholder Return (TSR) of 43%, Airports a TSR of 29%, and Water and Gas Utilities TSRs of 26% and 25%, respectively. The Ports sector was the worst performing sector held by the Fund, and the only one not generating a positive return, generating a TSR of -13% for the year.

Geographically, European stocks were the strongest performers providing a TSR of 38% for the year, while USA and Canada were at the lower end with TSRs of 19% and 14% respectively.

The best performing stocks in the Fund during the year were Italian toll road company Atlantia (TSR of 73%), Spanish utility Red Electrica (67%), Vienna Airport (58%), another Italian toll road company, SIAS (59%) and Australian utility Envestra, which is the subject of a takeover battle (45%). Pleasingly, only one stock of the 90 in the portfolio generated a negative TSR for the year. Dutch company Vopak, which owns oil and chemical tank facilities in key strategically located ports around the world, was impacted by the backwardation of the oil curve and the troubles in Crimea resulting in a TSR of -19%.

In terms of the stocks included in the benchmark index but excluded from the Fund because they do not meet our stringent definition of investment grade infrastructure, Japanese electrical utilities (which were up over 60% on average in the previous year) fell sharply producing TSRs ranging from -6% to -42%. These stocks had also been very poor performers in previous years. In contrast, large, vertically integrated power companies in Europe with significant exposure to unregulated power generation and which had performed poorly for a number of years finally rewarded their shareholders with some decent returns.

Portfolio Outlook and Strategy

The Core Infrastructure strategy is designed to provide reliable returns in all but the most extreme market conditions. The Fund exceeded that expectation during the last year, partly reflecting the continued recovery of stocks held by the Fund that had been over-sold in previous years. We now see the utilities market as broadly in equilibrium while infrastructure stocks, particularly those in Europe, remain cheap.

We believe that infrastructure and utility assets, with requisite earnings reliability and a linkage of earnings to inflation offer an attractive, long-term investment proposition. Furthermore, given the predictable nature of earnings and the structural linkage of those earnings to inflation, the investment returns generated by infrastructure assets are different from standard asset classes and offer investors valuable diversification when included in an investment portfolio. In the current uncertain economic and investment climate, the reliable financial performance of infrastructure investments makes them particularly attractive and an investment in listed infrastructure can be expected to reward patient investors with a three to five year timeframe.

Sincerely,

Dennis Eagar
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  1/18/12 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 1/18/12 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index measures the overall performance of stock markets in 24 developed market countries in North America, Europe, and the Asia/Pacific Region. The UBS Developed Infrastructure & Utilities Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2015 to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.70% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/14	FUND	UBS INDEX	MSCI INDEX
SIX MONTHS	14.78%	15.38%	6.18%
ONE YEAR	24.22%	24.70%	24.05%
AVERAGE ANNUAL SINCE INCEPTION	17.72%	15.09%	18.22%
Fund Expenses
GROSS EXPENSE RATIO	3.66%
NET EXPENSE RATIO	0.70%

FRONTEGRA
TIMPANI SMALL CAP GROWTH FUND

REPORT FROM TIMPANI CAPITAL MANAGEMENT LLC

Dear Fellow Shareholders:

The Frontegra Timpani Small Cap Growth Fund strives to achieve capital appreciation by investing in a diversified portfolio of growth companies with small market capitalizations. Timpani seeks to:

•  Invest in companies where growth is robust, sustainable and underestimated by the market.

•  Conduct fundamental research that provides unique insights into the perception gap that exists between market expectations and a company's true growth rate.

•  Manage risk by continuously evaluating the size of the perception gap relative to market expectations and monitoring market sentiment.

•  Act on new relevant incremental data points, both positive and negative, in an effort to exploit investor biases.

Performance Review

For the year ended June 30, 2014, the Fund modestly trailed its benchmark, the Russell 2000® Growth Index, returning 24.16% (net of fees) vs. 24.73% for the benchmark. It was a tale of two halves. The relative performance in the second half of calendar 2013 was strong while the relative performance in the first half of calendar 2014 was weak.

The strength from 2013 was caused by several company-specific fundamental drivers along with a fairly benign macro environment, which resulted in a stylistic tailwind for Timpani. That tailwind became a headwind in the spring of 2014, as high-growth, small capitalization stocks fell victim to a fierce, targeted correction. Broadly speaking, underlying fundamentals were not worsening prior to, or during this correction. Instead, the correction was primarily stock valuation-driven. The rally in small capitalization stocks in 2013 was largely driven by improving valuation, or multiple expansion. During the spring of 2014, we saw some of that multiple expansion unwind. We are not alarmed by this. A digestion of some of the gains from 2013 is healthy long term, however, can be modestly painful to live through while it is happening.

During the period, sector allocation was a slight negative contributor to performance. An overweight in Energy and Health Care were positive contributors to performance, while an overweight in Consumer Discretionary and Technology were negative contributors. Stock selection was fairly neutral during the period as a driver of performance. Similar to the overall portfolio performance, stock selection was notably positive in the second half of 2013 and notably negative in the first half of 2014. For the full period, stock selection was most positive for Consumer Discretionary and Health Care, and most negative for Technology and Producer Durables. Stand-out individual positive contributors included health care companies, Lannett Company, BioDelivery Sciences, Repligen and Horizon Pharma as well as energy stock, Diamondback Energy. While fundamentally unrelated to one another, these companies are similar in that they all have a sustainable growth profile and are consistently meeting or exceeding analyst and investor expectations. Negative outliers included Conn's, PowerSecure International and TearLab. These three companies provided negative data points which delayed or halted the expected growth trajectory. All three were sold from the portfolio.

Portfolio Outlook

While the spring 2014 correction arrived seemingly overnight, we are hopeful the worst is behind us. We struggled from late March through May, however, we saw strength in absolute and relative performance in June. This is encouraging and perhaps, is evidence that the style correction has concluded and going forward, we can expect a more style-neutral environment.

While there are always minor macro concerns in the news, the environment is fairly benign. The domestic and global economy is growing modestly, there are very few impactful global disruptions, and most central banks are accommodating. While we know interest rate increases by the U.S. Federal Reserve are inevitable and likely to start in mid-2015, those have been well telegraphed by the marketplace, thus, we expect the news to be digested without much fanfare. More importantly, we understand interest rate increases are most likely to be accompanied by a sharply stronger economy, which should be favorable for stocks.

On a micro level, things also appear favorable. Confirming the macro economic recovery, we are beginning to see pockets of the economy where pricing is improving. For example, over the past few weeks, we have had several meetings with companies within the transportation, pharmaceuticals, and oil services industries where management teams are seeing evidence of pricing improvement. In addition, corporate balance sheets are generally sound, and companies are generating cash which enables them to increase cash deployment in the form of dividends, share buybacks or accretive acquisitions. We believe that positive corporate fundamentals will lead to the potential for increased M&A activity, which could benefit the companies we own as both buyers and potential sellers. Our analysis continues to confirm our optimism regarding the fundamental strength of the companies in our portfolio.

During the period, we continued to focus on finding robust and sustainable growers where the growth is being underestimated. That research has resulted in sector weights that vary from the benchmark weights. Key overweights include Consumer Discretionary, Energy, and Producer Durables, while notable underweights include Financial Services, Materials & Processing and Technology.

While the volatility in the marketplace may or may not remain elevated, we will continue to make it our mission to find companies that have characteristics consistent with our investment process. We believe this approach is most value-added for shareholders over the long term.

Thank you for your continued support.

Sincerely,

Brandon Nelson, CFA
Chief Investment Officer
Timpani Capital Management LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  3/23/11 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 3/23/11. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Timpani Capital Management LLC has contractually agreed through October 31, 2015 to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund's average daily net assets of the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/14	FUND	INDEX
SIX MONTHS	(2.61)%	2.22%
ONE YEAR	24.16%	24.73%
AVERAGE ANNUAL SINCE INCEPTION	16.36%	14.61%
Fund Expenses
GROSS EXPENSE RATIO	4.02%
NET EXPENSE RATIO	1.10%

FRONTEGRA
NETOLS SMALL CAP VALUE FUND

REPORT FROM NETOLS ASSET MANAGEMENT, INC.

Dear Fellow Shareholders:

The Frontegra Netols Small Cap Value Fund strives to achieve capital appreciation by investing at least 80% of its assets in equity securities of small capitalization companies. The Fund's performance is measured against the Russell 2000® Value Index.

Performance Review

Since its inception on December 16, 2005, the Frontegra Netols Small Cap Value Fund (Institutional Class) has outperformed the benchmark after fees, returning 8.82% annualized, compared to 7.35% annualized for the Russell 2000 Value Index. For the year ended June 30, 2014, the Fund outperformed the benchmark, returning 24.63% net of fees, compared to 22.54% for the Index.

Portfolio Review

The dominant market factor over the past twelve months continues to be a slowly strengthening domestic economy and the implications for Federal Reserve Policy. Stronger payroll numbers have been a key factor in the improved outlook for the economy. This outlook drove the market higher as investors looked past the uncertainty associated with a new Fed Chairperson, unusually severe winter weather in the first quarter, and geopolitical concerns in many parts of the world. During the past year, the Fund's portfolio was positioned for a stable to slightly stronger economy. As this outlook played out, Energy, Health Care and Industrial sectors outperformed. Conversely, less cyclical Financials and Consumer Staples sectors underperformed during the period.

Positive Contributions to Relative Performance July 2013 through June 2014

•  Stock Selection — Energy, Materials, and Financials

•  Overweight — Health Care, Industrials, and Information Technology

•  Best Performing Stocks — Zale, United Rentals, Willbros Group, VeriFone Systems and Acuity Brands

Negative Contributions to Relative Performance July 2013 through June 2014

•  Stock Selection — Health Care and Utilities

•  Underweight — Energy and Utilities

•  Worst Performing Stocks — Liquidity Services, Haemonetics, Ethan Allen Interiors, Kraton Performance Polymers and Intrepid Potash

Overall, we believe the domestic economy continues to move forward. As employment trends strengthen, consumer confidence should improve and drive further economic activity. Improved business sentiment should eventually result in higher levels of business investment and commercial construction. These factors have been slow to materialize in the current recovery and could potentially provide another leg of economic growth.

Thank you for your continued support.

Jeff Netols
President
Netols Asset Management, Inc.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  12/16/05 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 12/16/05 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2015 to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/14	FUND	INDEX
SIX MONTHS	4.71%	4.20%
ONE YEAR	24.63%	22.54%
FIVE YEAR AVERAGE ANNUAL	17.42%	19.88%
AVERAGE ANNUAL SINCE INCEPTION	8.82%	7.35%
Fund Expenses
GROSS EXPENSE RATIO	1.19%
NET EXPENSE RATIO	1.11%

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FRONTEGRA
PHOCAS SMALL CAP VALUE FUND

REPORT FROM PHOCAS FINANCIAL CORPORATION

Dear Fellow Shareholders:

The Frontegra Phocas Small Cap Value Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The Fund's performance is measured against the Russell 2000® Value Index.

Performance Review

During the twelve month period ended June 30, 2014, the Frontegra Phocas Small Cap Value Fund returned 32.72%, net of fees, compared to the 22.54% return of the benchmark, the Russell 2000 Value Index (the "Benchmark").

The challenges for the year have been steady: economic headwinds continue in Europe, weakness in China, and continued uncertainty in the Middle East. In the U.S., mixed data suggesting a sluggish domestic expansion continue in the background. Despite all of these ongoing issues, the U.S. equities markets continued to climb up the wall of worry and deliver positive total returns for investors for the twelve-month period.

For the year ended June 30, the Benchmark's sector performances were all up. The sector performance leaders were Energy and Health Care (+34.3%). Those sectors were followed by Industrials (+25.4%), Information Technology (+24.5%), Utilities (+22.7%), Materials (+22.2%), Consumer Discretionary (+21.6%), Consumer Staples (+18.4%), Financials (+18.3%) and Telecommunication Services (4.7%).

For the Fund, the Financials sector was the strongest contributor to returns over the twelve-month period. Despite being a little underweight the Benchmark's sector weight, our holdings outperformed the Benchmark. Strong contributions were also made by our holdings in the Industrials, Energy, and Information Technology sectors. Health Care, Materials, Consumer Discretionary, and Utilities also kicked in. The smallest sector contribution was from the Consumer Staples sector. Cash also added slightly to performance for the period.

Portfolio Review and Strategy

Within Financials, banks were attractive performers as a group. The Fund's positions in SVB Financial, Wilshire Bancorp, Bladex and First Republic Bank each contributed solidly to the return for the period. The REIT holdings in the Fund were also strong. NorthStar Realty Finance and Pebblebrook Hotel Trust were the standouts in that group, but Hudson Pacific Properties, Strategic Hotels & Resorts and First Industrial Realty Trust also put in attractive contributions. Strong Energy names were Goodrich Petroleum, Carrizo Oil & Gas, Comstock Resources, Kodiak Oil & Gas and Gulfport Energy.

In the Industrials sector, Trinity Industries and Aceto each added strongly to performance for the period, atop attractive showings by Esterline Technologies and Timken. Spirit Airlines and AMERCO were also major contributors from the transportation group.

Because it is quite difficult, if not impossible, to time markets or sectors on a consistent basis, our core investment strategy remains to concentrate on identifying undervalued stocks in each sector. We believe that this will continue to be the best strategy, longer-term. We also feel that the best performing companies remain those that are finding new growth opportunities, are overhauling their operations to reduce costs significantly, or are investing their free cash flow and cash on their balance sheets to acquire promising businesses. In addition, we continue to search for companies with greatly discounted valuations based on concerns that we think can be repaired in a timely fashion. We remain fully invested with less than 5% cash or equivalents.

Thank you for your continued support.

William Schaff, CFA	Steve Block, CFA
Chief Executive Officer and Portfolio Manager	Portfolio Manager
Phocas Financial Corporation	Phocas Financial Corporation

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  9/29/06 commencement of operations.

This chart assumes an initial gross investment of $100,000 made on 9/29/06. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. Effective October 8, 2010, Phocas Financial Corp. ("Phocas") became subadviser to the Fund and Frontegra Asset Management, Inc. became adviser to the Fund. Prior to October 8, 2010, Phocas served as adviser to the Fund. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2015 to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/14	FUND	INDEX
SIX MONTHS	6.83%	4.20%
ONE YEAR	32.72%	22.54%
FIVE YEAR AVERAGE ANNUAL	21.70%	19.88%
AVERAGE ANNUAL SINCE INCEPTION	9.26%	6.60%
Fund Expenses
GROSS EXPENSE RATIO	2.62%
NET EXPENSE RATIO	1.22%

Frontegra Funds

EXPENSE EXAMPLE

June 30, 2014 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontegra RobecoSAM Global Equity, Frontegra MFG Global Equity and Frontegra MFG Core Infrastructure Funds.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/14 – 6/30/14).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Frontegra Funds

EXPENSE EXAMPLE (continued)

June 30, 2014 (Unaudited)

	Beginning Account Value 1/1/2014	Ending Account Value 6/30/2014	Annualized Expense Ratio*	Expenses Paid During the Period*
RobecoSAM Global Equity Fund
Actual Fund Return	$1,000.00	$1,061.70	1.20%	$6.13
Hypothetical 5% Return	$1,000.00	$1,018.84	1.20%	$6.01
MFG Global Equity Fund
Actual Fund Return	$1,000.00	$1,026.80	0.80%	$4.02
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
MFG Core Infrastructure Fund
Actual Fund Return	$1,000.00	$1,147.80	0.70%	$3.73
Hypothetical 5% Return	$1,000.00	$1,021.32	0.70%	$3.51
Timpani Small Cap Growth Fund – Institutional Class
Actual Fund Return	$1,000.00	$973.90	1.10%	$5.38
Hypothetical 5% Return	$1,000.00	$1,019.34	1.10%	$5.51
Netols Small Cap Value Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,047.10	1.10%	$5.58
Hypothetical 5% Return	$1,000.00	$1,019.34	1.10%	$5.51
Netols Small Cap Value Fund – Class Y
Actual Fund Return	$1,000.00	$1,045.80	1.50%	$7.61
Hypothetical 5% Return	$1,000.00	$1,017.36	1.50%	$7.50
Phocas Small Cap Value Fund
Actual Fund Return	$1,000.00	$1,068.30	1.10%	$5.64
Hypothetical 5% Return	$1,000.00	$1,019.34	1.10%	$5.51

*  Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Frontegra Funds

EXPENSE EXAMPLE (continued)

June 30, 2014 (Unaudited)

	Beginning Account Value	Ending Account Value 6/30/2014	Annualized Expense Ratio	Expenses Paid During the Period
Timpani Small Cap Growth Fund – Class Y
Actual Fund Return*	$1,000.00	$981.00	1.50%	$7.12
Hypothetical 5% Return**	$1,000.00	$1,017.36	1.50%	$7.50

*  Actual expenses are equal to the Fund's annualized expense ratio of 1.50% multiplied by the average account value over the period, multiplied by 175/365 to reflect the most recent fiscal period end since the Timpani Small Cap Growth Fund — Class Y commenced operations on January 6, 2014.

**  Hypothetical expenses are equal to the Fund's annualized expense ratio of 1.50% multiplied by the average account value over the period commencing January 1, 2014, multiplied by 181/365 to reflect information had the Timpani Small Cap Growth Fund — Class Y been in operation for the entire fiscal half year.

Frontegra RobecoSAM Global Equity Fund

SCHEDULE OF INVESTMENTS

June 30, 2014

Number of Shares		Value
COMMON STOCKS 93.0%
	Australia 6.1%
23,943	AGL Energy Ltd.	$349,493
8,638	National Australia Bank Ltd.	267,000
7,084	Westpac Banking Corp.	226,314
6,515	Woodside Petroleum Ltd.	252,307
		1,095,114
	France 4.0%
9,838	Total SA	711,009
	Israel 1.4%
19,080	Mizrahi Tefahot Bank Ltd.	246,764
	Italy 0.9%
6,278	Eni SpA	171,757
	Japan 7.0%
4,700	Honda Motor Co. Ltd.	164,097
37,900	Inpex Corp.	576,141
13,800	Keihin Corp.	219,318
11,200	Stanley Electric Co. Ltd.	291,982
		1,251,538
	Netherlands 2.7%
4,827	Koninklijke DSM NV	351,565
3,957	Koninklijke Philips NV	125,570
		477,135
	Norway 1.9%
18,454	DNB ASA	337,559
	Philippines 0.4%
133,500	Manila Water Co., Inc.	77,990
	Sweden 1.7%
4,183	Atlas Copco AB - Class A	120,891
3,672	Svenska Handelsbanken AB - Class A	179,765
		300,656
Number of Shares		Value
	Switzerland 8.0%
3,943	Nestle SA	$305,463
1,761	Roche Holding AG	525,242
868	Schindler Holding AG	131,942
643	Swisscom AG	373,778
279	Zurich Insurance Group AG	84,096
		1,420,521
	United Kingdom 10.2%
4,294	AstraZeneca PLC	318,971
53,891	Barclays PLC	196,262
65,796	BT Group PLC	433,408
2,629	Croda International PLC	99,028
17,469	Drax Group PLC	191,486
6,689	GlaxoSmithKline PLC	179,039
46,529	Legal & General Group PLC	179,485
8,250	SSE PLC	221,244
		1,818,923
	United States 48.7%
7,335	Abbott Laboratories	300,001
3,592	Celanese Corp. - Class A	230,894
13,762	Cisco Systems, Inc.	341,986
4,145	Colgate-Palmolive Co.	282,606
4,478	Dollar Tree, Inc. (a)	243,872
1,347	E.I. du Pont de Nemours & Co.	88,148
3,628	Emerson Electric Co.	240,754
1,956	Fluor Corp.	150,416
1,836	Fossil Group, Inc. (a)	191,899
2,839	Franklin Resources, Inc.	164,208
2,769	GNC Holdings, Inc.	94,423
3,401	Illinois Tool Works, Inc.	297,792
2,067	International Business Machines Corp.	374,685
6,631	L Brands, Inc.	388,974
4,147	MasterCard, Inc. - Class A	304,680
4,623	McDonald's Corp.	465,721
2,512	Mead Johnson Nutrition Co.	234,043
10,697	Microsoft Corp.	446,065

The accompanying notes are an integral part of these financial statements.

Frontegra RobecoSAM Global Equity Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2014

Number of Shares		Value
COMMON STOCKS 93.0% (continued)
	United States 48.7% (continued)
1,440	National Oilwell Varco, Inc.	$118,584
6,022	Occidental Petroleum Corp.	618,038
6,150	ONE Gas, Inc.	232,163
9,302	Oracle Corp.	377,010
1,491	Parker-Hannifin Corp.	187,463
17,519	Pfizer, Inc.	519,964
4,747	The Chubb Corp.	437,531
5,069	The Coca-Cola Co.	214,723
7,788	The Hartford Financial Services Group, Inc.	278,888
3,737	UnitedHealth Group, Inc.	305,500
7,982	Wells Fargo & Co.	419,534
3,279	Xylem, Inc.	128,143
		8,678,708
	Total Common Stocks
	(Cost $12,722,762)	16,587,674
PREFERRED STOCKS 2.9%
	Germany 2.9%
2,591	Henkel AG & Co. KGaA	299,546
804	Volkswagen AG	211,156
		510,702
	Total Preferred Stocks
	(Cost $315,499)	510,702
Number of Shares		Value
SHORT-TERM INVESTMENTS 4.6%
	Investment Company 4.6%
815,977	STIT-STIC Prime Portfolio - Institutional Class, 0.01%	$815,977
	Total Short-Term Investments
	(Cost $815,977)	815,977
	Total Investments 100.5%
	(Cost $13,854,238)	17,914,353
	Liabilities in Excess of Other Assets (0.5)%	(83,963)
	TOTAL NET ASSETS 100.0%	$17,830,390

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	16.9%
Energy	13.7
Consumer Discretionary	12.7
Health Care	12.1
Information Technology	10.4
Industrials	7.8
Consumer Staples	7.5
Utilities	6.0
Telecommunication Services	4.5
Materials	4.3
Total Common and Preferred Stocks	95.9
Total Short-Term Investments	4.6
Total Investments	100.5
Liabilities in Excess of Other Assets	(0.5)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Global Equity Fund

SCHEDULE OF INVESTMENTS

June 30, 2014

Number of Shares		Value
COMMON STOCKS 97.8%
	France 7.4%
358,283	Danone	$26,609,982
300,087	Sanofi	31,878,337
		58,488,319
	Germany 3.1%
114,678	Adidas AG	11,615,407
168,274	SAP SE	12,995,554
		24,610,961
	Netherlands 1.3%
246,324	Unilever NV	10,778,151
	Switzerland 7.0%
442,828	Nestle SA	34,305,687
233,987	Novartis AG	21,187,592
		55,493,279
	United Kingdom 6.6%
258,167	Diageo PLC	8,244,449
9,034,582	Tesco PLC	43,942,158
		52,186,607
	United States 72.4%
156,687	American Express Co.	14,864,896
519,715	DIRECTV (a)	44,180,972
920,555	eBay, Inc. (a)	46,082,983
24,157	Google, Inc. - Class A (a)	14,123,873
24,157	Google, Inc. - Class C (a)	13,897,039
99,435	Johnson & Johnson	10,402,890
973,302	Lowe's Companies, Inc.	46,708,763
301,588	MasterCard, Inc. - Class A	22,157,670
157,505	McDonald's Corp.	15,867,054
1,226,730	Microsoft Corp.	51,154,641
832,422	Oracle Corp.	33,738,064
257,340	State Street Corp.	17,308,688
719,314	Target Corp.	41,684,246
848,786	The Bank of New York Mellon Corp.	31,812,499
219,051	The Coca-Cola Co.	9,279,000
487,756	U.S. Bancorp	21,129,590
Number of Shares		Value
	United States 72.4% (continued)
170,208	Visa, Inc. - Class A	$35,864,528
413,342	Wal-Mart Stores, Inc.	31,029,584
637,033	Wells Fargo & Co.	33,482,455
463,884	Yum! Brands, Inc.	37,667,381
		572,436,816
	Total Common Stocks
	(Cost $676,820,393)	773,994,133
SHORT-TERM INVESTMENTS 1.9%
	Investment Company 1.9%
14,835,097	STIT Liquid Assets Portfolio - Institutional Class, 0.06%	14,835,097
	Total Short-Term Investments
	(Cost $14,835,097)	14,835,097
	Total Investments 99.7%
	(Cost $691,655,490)	788,829,230
	Other Assets in Excess of Liabilities 0.3%	2,213,906
	TOTAL NET ASSETS 100.0%	$791,043,136

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	29.1%
Consumer Discretionary	25.0
Consumer Staples	20.7
Financials	15.0
Health Care	8.0
Total Common Stocks	97.8
Total Short-Term Investments	1.9
Total Investments	99.7
Other Assets in Excess of Liabilities	0.3
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS

June 30, 2014

Number of Shares		Value
COMMON STOCKS 97.6%
	Australia 7.9%
107,109	APA Group	$695,880
162,751	DUET Group	371,388
230,282	Envestra Ltd.	295,317
434,028	SP AusNet	542,279
184,598	Spark Infrastructure Group	322,024
284,030	Sydney Airport	1,130,228
259,223	Transurban Group	1,806,372
		5,163,488
	Austria 0.4%
2,690	Flughafen Wien AG	250,472
	Belgium 0.6%
7,215	Elia System Operator SA/NV	364,554
	Canada 8.3%
18,210	Emera, Inc.	582,112
42,591	Enbridge, Inc.	2,020,882
27,489	Fortis, Inc.	836,482
40,345	TransCanada Corp.	1,925,656
3,649	Valener, Inc.	54,031
		5,419,163
	France 6.9%
13,525	Aeroports de Paris	1,781,974
28,197	Eutelsat Communications SA	979,733
46,140	SES SA - ADR	1,750,072
		4,511,779
	Germany 1.6%
11,827	Fraport AG Frankfurt Airport Services Worldwide	835,647
8,975	Hamburger Hafen und Logistik AG	238,355
		1,074,002
	Hong Kong 2.9%
219,862	Power Assets Holdings Ltd.	1,921,920
Number of Shares		Value
	Italy 8.9%
71,427	Atlantia SpA	$2,036,300
336,360	Snam SpA	2,026,543
28,108	Societa Iniziative Autostradali e Servizi SpA	361,020
274,744	Terna Rete Elettrica Nazionale SpA	1,449,150
		5,873,013
	Mexico 2.6%
43,527	Grupo Aeroportuario del Centro Norte SAB de CV	175,571
59,032	Grupo Aeroportuario del Pacifico SAB de CV - Class B	399,780
35,498	Grupo Aeroportuario del Sureste SAB de CV - Class B	451,061
221,944	OHL Mexico SAB de CV (a)	677,457
		1,703,869
	Netherlands 1.2%
16,381	Koninklijke Vopak NV	800,769
	New Zealand 1.2%
152,502	Auckland International Airport Ltd.	520,739
127,604	Vector Ltd.	283,778
		804,517
	Spain 7.0%
84,174	Abertis Infraestructuras SA	1,936,936
30,592	Enagas SA	984,406
18,489	Red Electrica Corp. SA	1,691,175
		4,612,517
	Switzerland 0.7%
786	Flughafen Zuerich AG	483,052
	United Kingdom 7.7%
141,647	National Grid PLC	2,036,273
48,928	Pennon Group PLC	657,319

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2014

Number of Shares		Value
COMMON STOCKS 97.6% (continued)
	United Kingdom 7.7% (continued)
30,670	Severn Trent PLC	$1,014,075
87,319	United Utilities Group PLC	1,318,034
		5,025,701
	United States 39.7%
2,910	ALLETE, Inc.	149,428
6,542	Alliant Energy Corp.	398,146
15,043	Ameren Corp.	614,958
25,346	American Electric Power Co., Inc.	1,413,546
1,922	American States Water Co.	63,868
16,163	American Tower Corp.	1,454,347
11,099	American Water Works Co., Inc.	548,846
11,649	Aqua America, Inc.	305,437
6,883	Atmos Energy Corp.	367,552
2,981	Avista Corp.	99,923
2,767	California Water Service Group	66,961
28,253	CenterPoint Energy, Inc.	721,582
4,147	Cleco Corp.	244,466
16,708	CMS Energy Corp.	520,454
18,158	Consolidated Edison, Inc.	1,048,443
19,382	Crown Castle International Corp.	1,439,307
10,975	DTE Energy Co.	854,623
19,028	Duke Energy Corp.	1,411,687
1,998	El Paso Electric Co.	80,340
10,131	Great Plains Energy, Inc.	272,220
3,456	IDACORP, Inc.	199,860
5,494	Integrys Energy Group, Inc.	390,788
10,830	ITC Holdings Corp.	395,078
19,521	NiSource, Inc.	767,956
19,590	Northeast Utilities	926,019
1,345	Northwest Natural Gas Co.	63,417
1,940	NorthWestern Corp.	101,249
17,247	Pepco Holdings, Inc.	473,948
28,813	PG&E Corp.	1,383,600
5,369	Piedmont Natural Gas Co., Inc.	200,854
7,582	Pinnacle West Capital Corp.	438,543
Number of Shares		Value
	United States 39.7% (continued)
5,472	PNM Resources, Inc.	$160,494
5,371	Portland General Electric Co.	186,213
39,165	PPL Corp.	1,391,532
12,033	Questar Corp.	298,418
9,728	SCANA Corp.	523,464
13,481	Sempra Energy	1,411,595
263	SJW Corp.	7,154
3,195	Southwest Gas Corp.	168,664
14,963	TECO Energy, Inc.	276,516
2,344	The Empire District Electric Co.	60,194
2,963	The Laclede Group, Inc.	143,854
31,122	The Southern Co.	1,412,316
3,884	UIL Holdings Corp.	150,350
2,865	UNS Energy Corp.	173,075
5,665	Vectren Corp.	240,762
8,856	Westar Energy, Inc.	338,211
14,830	Wisconsin Energy Corp.	695,824
31,120	Xcel Energy, Inc.	1,002,998
		26,059,080
	Total Common Stocks
	(Cost $59,746,544)	64,067,896
CLOSED-END FUNDS 0.9%
	United Kingdom 0.9%
154,540	HICL Infrastructure Co. Ltd.	370,005
97,355	International Public Partnerships Ltd.	222,095
		592,100
	Total Closed-End Funds
	(Cost $550,089)	592,100

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2014

Number of Shares		Value
SHORT-TERM INVESTMENTS 2.4%
	Investment Company 2.4%
1,585,604	STIT Liquid Assets Portfolio - Institutional Class, 0.06%	$1,585,604
	Total Short-Term Investments
	(Cost $1,585,604)	1,585,604
	Total Investments 100.9%
	(Cost $61,882,237)	66,245,600
	Liabilities in Excess of Other Assets (0.9)%	(579,680)
	TOTAL NET ASSETS 100.0%	$65,665,920

(a)  Non-Income Producing.

ADR - American Depositary Receipt

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Integrated Power	28.1%
Transmission & Distribution	17.7
Gas	16.0
Toll Road	10.4
Airport	9.2
Communications	8.6
Water Utility	6.0
Port	1.6
Total Common Stocks	97.6
Social	0.9
Total Closed-End Funds	0.9
Total Short-Term Investments	2.4
Total Investments	100.9
Liabilities in Excess of Other Assets	(0.9)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

June 30, 2014

Number of Shares		Value
COMMON STOCKS 96.4%
	Consumer Discretionary 25.3%
2,402	Century Communities, Inc. (a)	$53,204
5,634	Fiesta Restaurant Group, Inc. (a)	261,474
3,261	Gentherm, Inc. (a)	144,951
2,409	G-III Apparel Group Ltd. (a)	196,719
7,380	Grand Canyon Education, Inc. (a)	339,259
5,862	Jack In the Box, Inc.	350,782
4,723	JAKKS Pacific, Inc. (a)	36,556
5,215	Kate Spade & Co. (a)	198,900
8,960	Kona Grill, Inc. (a)	173,914
3,777	Lithia Motors, Inc. - Class A	355,302
31,061	Marchex, Inc. - Class B	373,353
1,246	Monro Muffler Brake, Inc.	66,275
9,406	Motorcar Parts of America, Inc. (a)	229,036
14,517	Nautilus, Inc. (a)	160,994
4,220	Penske Automotive Group, Inc.	208,890
1,234	Shutterstock, Inc. (a)	102,397
1,863	Skechers U.S.A., Inc. - Class A (a)	85,139
6,834	The Finish Line, Inc. - Class A	203,243
9,726	Tuesday Morning Corp. (a)	173,317
		3,713,705
	Consumer Staples 2.9%
3,767	Inventure Foods, Inc. (a)	42,454
2,124	J&J Snack Foods Corp.	199,911
722	The Hain Celestial Group, Inc. (a)	64,070
1,515	TreeHouse Foods, Inc. (a)	121,306
		427,741
	Energy 12.2%
5,105	American Eagle Energy Corp. (a)	30,579
5,287	Basic Energy Services, Inc. (a)	154,486
7,502	C&J Energy Services, Inc. (a)	253,418
4,981	Diamondback Energy, Inc. (a)	442,313
4,759	Natural Gas Services Group, Inc. (a)	157,332
15,624	Precision Drilling Corp.	221,236
9,410	Sanchez Energy Corp. (a)	353,722
17,971	Vertex Energy, Inc. (a)	174,498
		1,787,584
Number of Shares		Value
	Financial Services 1.8%
8,847	Tree.com, Inc. (a)	$257,802
	Health Care 20.7%
5,955	Air Methods Corp. (a)	307,576
2,807	ANI Pharmaceuticals, Inc. (a)	96,673
31,677	BioDelivery Sciences International, Inc. (a)	382,341
2,612	Cantel Medical Corp.	95,652
5,577	Cardiovascular Systems, Inc. (a)	173,779
8,494	Dipexium Pharmaceuticals, Inc. (a)	82,392
12,591	Horizon Pharma, Inc. (a)	199,190
1,313	Jazz Pharmaceuticals PLC (a)	193,024
11,096	Lannett Co., Inc. (a)	550,584
6,956	Ligand Pharmaceuticals, Inc. (a)	433,289
2,783	Novadaq Technologies, Inc. (a)	45,864
8,970	Repligen Corp. (a)	204,426
2,693	STAAR Surgical Co. (a)	45,242
4,729	Team Health Holdings, Inc. (a)	236,166
		3,046,198
	Materials & Processing 1.3%
9,460	Builders FirstSource, Inc. (a)	70,761
6,300	Stock Building Supply Holdings, Inc. (a)	124,299
		195,060
	Producer Durables 18.0%
3,672	Celadon Group, Inc.	78,287
1,267	CoStar Group, Inc. (a)	200,401
9,057	CUI Global, Inc. (a)	76,079
2,896	Forward Air Corp.	138,574
8,068	Hawaiian Holdings, Inc. (a)	110,612
3,159	Hub Group, Inc. - Class A (a)	159,214
1,567	ITT Corp.	75,373
7,249	Korn/Ferry International (a)	212,903
4,537	Marten Transport Ltd.	101,402
1,029	MAXIMUS, Inc.	44,268

The accompanying notes are an integral part of these financial statements.

Frontegra Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2014

Number of Shares		Value
COMMON STOCKS 96.4% (continued)
	Producer Durables 18.0% (continued)
3,472	Maxwell Technologies, Inc. (a)	$52,531
3,394	Mobile Mini, Inc.	162,539
2,712	Old Dominion Freight Line, Inc. (a)	172,700
772	Power Solutions International, Inc. (a)	55,561
7,115	Swift Transportation Co. (a)	179,511
3,531	The Middleby Corp. (a)	292,084
913	TransDigm Group, Inc.	152,708
5,785	Wabash National Corp. (a)	82,436
6,260	WageWorks, Inc. (a)	301,795
		2,648,978
	Technology 14.2%
20,873	AudioCodes Ltd. (a)	147,155
5,395	Callidus Software, Inc. (a)	64,416
3,021	Cavium, Inc. (a)	150,023
1,839	Dealertrack Technologies, Inc. (a)	83,380
9,426	Diodes, Inc. (a)	272,977
17,824	Glu Mobile, Inc. (a)	89,120
4,155	inContact, Inc. (a)	38,184
20,071	MaxLinear, Inc. - Class A (a)	202,115
9,825	Perficient, Inc. (a)	191,293
2,071	Proofpoint, Inc. (a)	77,580
8,895	Super Micro Computer, Inc. (a)	224,777
13,530	TechTarget, Inc. (a)	119,335
2,872	Tyler Technologies, Inc. (a)	261,955
3,705	Ubiquiti Networks, Inc. (a)	167,429
		2,089,739
	Total Common Stocks
	(Cost $11,976,953)	14,166,807
Number of Shares		Value
SHORT-TERM INVESTMENTS 2.9%
	Investment Company 2.9%
425,881	STIT-STIC Prime Portfolio - Institutional Class, 0.01%	$425,881
	Total Short-Term Investments
	(Cost $425,881)	425,881
	Total Investments 99.3%
	(Cost $12,402,834)	14,592,688
	Other Assets in Excess of Liabilities 0.7%	100,017
	TOTAL NET ASSETS 100.0%	$14,692,705

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Consumer Discretionary	25.3%
Health Care	20.7
Producer Durables	18.0
Technology	14.2
Energy	12.2
Consumer Staples	2.9
Financial Services	1.8
Materials and Processing	1.3
Total Common Stocks	96.4
Total Short-Term Investments	2.9
Total Investments	99.3
Other Assets in Excess of Liabilities	0.7
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund

SCHEDULE OF INVESTMENTS

June 30, 2014

Number of Shares		Value
COMMON STOCKS 98.1%
	Consumer Discretionary 14.0%
203,085	Accuride Corp. (a)	$993,086
39,797	ANN, Inc. (a)	1,637,248
27,037	Cabela's, Inc. (a)	1,687,109
26,146	Capella Education Co.	1,422,081
17,453	Carter's, Inc.	1,203,035
33,849	DeVry, Inc.	1,433,167
19,343	Domino's Pizza, Inc.	1,413,780
47,581	Ethan Allen Interiors, Inc.	1,177,154
25,584	Tenneco, Inc. (a)	1,680,869
26,142	The Cheesecake Factory, Inc.	1,213,511
		13,861,040
	Consumer Staples 6.0%
110,960	Boulder Brands, Inc. (a)	1,573,413
18,947	Casey's General Stores, Inc.	1,331,785
183,756	SUPERVALU, Inc. (a)	1,510,474
19,478	TreeHouse Foods, Inc. (a)	1,559,603
		5,975,275
	Energy 5.5%
47,815	Bill Barrett Corp. (a)	1,280,486
151,438	McDermott International, Inc. (a)	1,225,133
43,410	Superior Energy Services, Inc.	1,568,837
113,012	Willbros Group, Inc. (a)	1,395,698
		5,470,154
	Financials 17.2%
56,765	BancorpSouth, Inc.	1,394,716
31,136	Community Bank System, Inc.	1,127,123
27,239	Endurance Specialty Holdings Ltd.	1,405,260
52,927	Glacier Bancorp, Inc.	1,502,068
239,067	MGIC Investment Corp. (a)	2,208,979
75,748	Old National Bancorp	1,081,681
30,209	PHH Corp. (a)	694,203
57,318	Selective Insurance Group, Inc.	1,416,901
67,716	State Bank Financial Corp.	1,145,078
100,701	Sterling Bancorp	1,208,412
Number of Shares		Value
	Financials 17.2% (continued)
27,842	The Hanover Insurance Group, Inc.	$1,758,222
25,984	Walter Investment Management Corp. (a)	773,804
42,015	Webster Financial Corp.	1,325,153
		17,041,600
	Health Care 9.8%
29,332	Acadia Healthcare Company, Inc. (a)	1,334,606
66,501	Albany Molecular Research, Inc. (a)	1,338,000
20,693	Haemonetics Corp. (a)	730,049
28,058	Integra LifeSciences Holdings Corp. (a)	1,320,409
72,881	Invacare Corp.	1,338,824
18,052	LifePoint Hospitals, Inc. (a)	1,121,029
34,614	U.S. Physical Therapy, Inc.	1,183,453
38,488	VCA Antech, Inc. (a)	1,350,544
		9,716,914
	Industrials 17.0%
36,382	Actuant Corp. - Class A	1,257,726
57,534	Briggs & Stratton Corp.	1,177,146
122,231	Commercial Vehicle Group, Inc. (a)	1,227,199
10,493	Genesee & Wyoming, Inc. (a)	1,101,765
41,098	Herman Miller, Inc.	1,242,804
140,445	PGT, Inc. (a)	1,189,569
95,186	TASER International, Inc. (a)	1,265,974
57,417	Thermon Group Holdings, Inc. (a)	1,511,216
66,231	Titan International, Inc.	1,114,005
44,216	TriMas Corp. (a)	1,685,956
13,925	United Rentals, Inc. (a)	1,458,365
31,968	Westinghouse Air Brake Technologies Corp.	2,640,237
		16,871,962

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2014

Number of Shares		Value
COMMON STOCKS 98.1% (continued)
	Information Technology 13.1%
113,259	Checkpoint Systems, Inc. (a)	$1,584,493
92,908	Entegris, Inc. (a)	1,277,021
27,955	Fair Isaac Corp.	1,782,411
71,181	Fairchild Semiconductor International, Inc. (a)	1,110,424
44,373	Monotype Imaging Holdings, Inc.	1,249,987
42,677	Park Electrochemical Corp.	1,203,918
29,701	Plexus Corp. (a)	1,285,756
52,616	Progress Software Corp. (a)	1,264,889
60,720	VeriFone Systems, Inc. (a)	2,231,460
		12,990,359
	Materials 8.9%
14,146	Acuity Brands, Inc.	1,955,684
18,839	Carpenter Technology Corp.	1,191,567
16,364	Compass Minerals International, Inc.	1,566,689
69,754	Intrepid Potash, Inc. (a)	1,169,077
25,237	Sensient Technologies Corp.	1,406,206
55,190	Unifi, Inc. (a)	1,519,381
		8,808,604
	Real Estate Investment Trusts 6.6%
192,359	FelCor Lodging Trust, Inc.	2,021,693
77,079	First Industrial Realty Trust, Inc.	1,452,169
19,388	National Health Investors, Inc.	1,212,913
36,468	Sun Communities, Inc.	1,817,565
		6,504,340
	Total Common Stocks
	(Cost $56,851,462)	97,240,248
Number of Shares		Value
SHORT-TERM INVESTMENTS 1.6%
	Investment Company 1.6%
1,607,005	Fidelity Institutional Money Market Portfolio, Select Class, 0.01%	$1,607,005
	Total Short-Term Investments
	(Cost $1,607,005)	1,607,005
	Total Investments 99.7%
	(Cost $58,458,467)	98,847,253
	Other Assets in Excess of Liabilities 0.3%	290,423
	TOTAL NET ASSETS 100.0%	$99,137,676

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	17.2%
Industrials	17.0
Consumer Discretionary	14.0
Information Technology	13.1
Health Care	9.8
Materials	8.9
Real Estate Investment Trusts	6.6
Consumer Staples	6.0
Energy	5.5
Total Common Stocks	98.1
Total Short-Term Investments	1.6
Total Investments	99.7
Other Assets in Excess of Liabilities	0.3
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS

June 30, 2014

Number of Shares		Value
COMMON STOCKS 96.7%
	Consumer Discretionary 8.6%
11,036	American Axle & Manufacturing Holdings, Inc. (a)	$208,470
1,346	Cracker Barrel Old Country Store, Inc.	134,021
12,161	Dana Holding Corp.	296,972
3,161	Deckers Outdoor Corp. (a)	272,889
3,487	Destination Maternity Corp.	79,399
4,149	Guess?, Inc.	112,023
5,548	Interval Leisure Group, Inc.	121,723
2,593	Meredith Corp.	125,397
2,379	Meritage Homes Corp. (a)	100,418
23,268	Scientific Games Corp. - Class A (a)	258,740
5,548	Steven Madden Ltd. (a)	190,296
7,988	The E.W. Scripps Co. - Class A (a)	169,026
		2,069,374
	Consumer Staples 1.7%
8,895	Darling International, Inc. (a)	185,905
2,282	Post Holdings, Inc. (a)	116,177
1,467	TreeHouse Foods, Inc. (a)	117,463
		419,545
	Energy 8.2%
5,478	Carrizo Oil & Gas, Inc. (a)	379,406
13,051	Comstock Resources, Inc.	376,391
12,880	Goodrich Petroleum Corp. (a)	355,488
19,815	Kodiak Oil & Gas Corp. (a)	288,308
2,255	PDC Energy, Inc. (a)	142,403
11,467	Rex Energy Corp. (a)	203,081
4,310	Rosetta Resources, Inc. (a)	236,404
		1,981,481
	Financials 23.1%
10,511	American Equity Investment Life Holding Co.	258,571
10,786	Ameris Bancorp (a)	232,546
Number of Shares		Value
	Financials 23.1% (continued)
4,684	Argo Group International Holdings Ltd.	$239,399
10,281	Banco Latinoamericano de Comercio Exterior S.A.	305,037
7,293	Banner Corp.	289,022
7,109	BBCN Bancorp, Inc.	113,389
4,799	Capital Bank Financial Corp. (a)	113,304
27,690	CNO Financial Group, Inc.	492,882
13,946	Heritage Commerce Corp.	113,939
11,094	Heritage Financial Corp.	178,502
15,895	Heritage Oaks Bancorp (a)	121,279
2,492	IBERIABANK Corp.	172,422
23,889	ICG Group, Inc. (a)	498,802
8,394	International Bancshares Corp.	226,638
16,643	National Penn Bancshares, Inc.	176,083
3,648	Nelnet, Inc. - Class A	151,137
30,071	NewBridge Bancorp (a)	242,372
6,181	OceanFirst Financial Corp.	102,357
12,897	State Bank Financial Corp.	218,088
1,867	SVB Financial Group (a)	217,730
9,226	Synovus Financial Corp.	224,930
16,865	United Community Banks, Inc.	276,080
8,169	United Financial Bancorp, Inc.	110,690
23,259	Wilshire Bancorp, Inc.	238,870
5,536	Wintrust Financial Corp.	254,656
		5,568,725
	Health Care 4.1%
32,840	Accuray, Inc. (a)	288,992
34,541	Progenics Pharmaceuticals, Inc. (a)	148,872
2,733	United Therapeutics Corp. (a)	241,843
4,219	WellCare Health Plans, Inc. (a)	314,990
		994,697

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2014

Number of Shares		Value
COMMON STOCKS 96.7% (continued)
	Industrials 16.2%
13,961	Aceto Corp.	$253,253
1,244	AMERCO	361,705
3,935	Avis Budget Group, Inc. (a)	234,880
18,780	CBIZ, Inc. (a)	169,583
4,217	Deluxe Corp.	247,032
2,298	Esterline Technologies Corp. (a)	264,546
2,980	Kadant, Inc.	114,581
5,330	MYR Group, Inc. (a)	135,009
5,054	Park-Ohio Holdings Corp.	293,688
3,762	Regal-Beloit Corp.	295,543
7,913	Spirit Airlines, Inc. (a)	500,418
4,325	Tetra Tech, Inc.	118,938
3,206	The Timken Company	217,495
5,790	Trinity Industries, Inc.	253,139
1,492	Triumph Group, Inc.	104,171
1,139	UniFirst Corp.	120,734
2,610	WESCO International, Inc. (a)	225,452
		3,910,167
	Information Technology 12.3%
8,758	AOL, Inc. (a)	348,481
33,838	Atmel Corp. (a)	317,062
6,437	Euronet Worldwide, Inc. (a)	310,521
3,783	Knowles Corp. (a)	116,289
3,544	Methode Electronics, Inc.	135,416
4,479	Microsemi Corp. (a)	119,858
4,638	NCR Corp. (a)	162,747
7,107	Progress Software Corp. (a)	170,852
4,933	Rovi Corp. (a)	118,195
13,714	Saba Software, Inc. (a)	154,283
8,159	Skyworks Solutions, Inc.	383,147
3,509	SYNNEX Corp. (a)	255,631
8,492	TiVo, Inc. (a)	109,632
5,551	Verint Systems, Inc. (a)	272,276
		2,974,390
Number of Shares		Value
	Materials 4.4%
1,170	Ashland, Inc.	$127,226
2,464	Cabot Corp.	142,887
2,250	Domtar Corp.	96,412
2,414	Kaiser Aluminum Corp.	175,908
4,377	Kraton Performance Polymers, Inc. (a)	98,001
3,313	Materion Corp.	122,548
5,498	Sensient Technologies Corp.	306,349
		1,069,331
	Real Estate Investment Trusts 13.3%
9,121	Acadia Realty Trust	256,209
6,796	CoreSite Realty Corp.	224,744
16,559	First Industrial Realty Trust, Inc.	311,972
26,135	First Potomac Realty Trust	342,891
15,036	Hudson Pacific Properties, Inc.	381,012
4,653	Kilroy Realty Corp.	289,789
18,356	NorthStar Realty Finance Corp.	319,027
9,022	Pebblebrook Hotel Trust	333,453
2,293	PS Business Parks, Inc.	191,443
10,144	Sabra Health Care REIT, Inc.	291,234
23,199	Strategic Hotels & Resorts, Inc. (a)	271,660
		3,213,434
	Utilities 4.8%
4,427	Black Hills Corp.	271,773
2,810	Chesapeake Utilities Corp.	200,437
2,084	IDACORP, Inc.	120,518
2,318	Laclede Group, Inc.	112,539
3,533	PNM Resources, Inc.	103,623
3,383	Portland General Electric Co.	117,289
3,959	The Empire District Electric Co.	101,667
3,287	UIL Holdings Corp.	127,240
		1,155,086
	Total Common Stocks
	(Cost $18,519,327)	23,356,230

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2014

Number of Shares		Value
SHORT-TERM INVESTMENTS 3.4%
	Investment Company 3.4%
811,536	STIT-STIC Prime Portfolio - Institutional Class, 0.01%	$811,536
	Total Short-Term Investments
	(Cost $811,536)	811,536
	Total Investments 100.1%
	(Cost $19,330,863)	24,167,766
	Liabilities in Excess of Other Assets (0.1)%	(15,940)
	TOTAL NET ASSETS 100.0%	$24,151,826

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	23.1%
Industrials	16.2
Real Estate Investment Trusts	13.3
Information Technology	12.3
Consumer Discretionary	8.6
Energy	8.2
Utilities	4.8
Materials	4.4
Health Care	4.1
Consumer Staples	1.7
Total Common Stocks	96.7
Total Short-Term Investments	3.4
Total Investments	100.1
Liabilities in Excess of Other Assets	(0.1)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2014

	RobecoSAM Global Equity Fund	MFG Global Equity Fund	MFG Core Infrastructure Fund
ASSETS:
Investments at cost	$13,854,238	$691,655,490	$61,882,237
Foreign currency at cost	$223	$75,631	$114,245
Investments at value	$17,914,353	$788,829,230	$66,245,600
Foreign currency at value	224	76,206	114,836
Cash	608	—	—
Receivable for investments sold	—	—	1,459,134
Receivable for Fund shares sold	—	586,179	55,523
Interest and dividends receivable	67,108	2,499,314	304,696
Receivable for foreign currency	—	205,491	—
Prepaid expenses and other assets	12,743	27,654	21,517
Total assets	17,995,036	792,224,074	68,201,306
LIABILITIES:
Payable for investments purchased	122,943	386,551	2,470,719
Payable for Fund shares redeemed	—	8,303	6,076
Payable to Directors	800	801	803
Payable to Custodian	—	4,433	583
Payable for foreign currency	—	205,491	—
Payable to Adviser	11,707	451,237	17,095
Accrued expenses	29,196	124,122	40,110
Total liabilities	164,646	1,180,938	2,535,386
Net Assets	$17,830,390	$791,043,136	$65,665,920
NET ASSETS CONSIST OF:
Paid in capital	$11,588,932	$683,796,743	$60,633,201
Undistributed net investment income	162,927	6,117,837	647,729
Accumulated undistributed net realized gain	2,017,662	3,927,533	18,899
Net unrealized appreciation on:
Investments	4,060,115	97,173,740	4,363,363
Foreign currency	754	27,283	2,728
Net Assets	$17,830,390	$791,043,136	$65,665,920
CAPITAL STOCK, $0.01 PAR VALUE
Net Assets	$17,830,390	$791,043,136	$65,665,920
Authorized	50,000,000	100,000,000	50,000,000
Issued and Outstanding	1,190,215	51,606,752	4,648,362
Net Asset Value, Redemption Price and Offering Price Per Share	$14.98	$15.33	$14.13

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2014

	Timpani Small Cap Growth Fund	Netols Small Cap Value Fund	Phocas Small Cap Value Fund
ASSETS:
Investments at cost	$12,402,834	$58,458,467	$19,330,863
Investments at value	$14,592,688	$98,847,253	$24,167,766
Cash	—	9,178	—
Receivable for investments sold	253,075	552,097	—
Receivable for Fund shares sold	29,900	49,418	4,689
Interest and dividends receivable	712	82,895	17,729
Receivable from Adviser	4,763	—	—
Prepaid expenses and other assets	18,250	7,167	7,158
Total assets	14,899,388	99,548,008	24,197,342
LIABILITIES:
Payable for investments purchased	173,741	201,173	—
Payable for Fund shares redeemed	3,021	85,123	3,624
Payable to Directors	800	799	801
Payable to Custodian	583	—	583
Payable to Adviser	—	81,796	12,953
Accrued distribution and shareholder servicing fees	353	6,383	—
Accrued expenses	28,185	35,058	27,555
Total liabilities	206,683	410,332	45,516
Net Assets	$14,692,705	$99,137,676	$24,151,826
NET ASSETS CONSIST OF:
Paid in capital	$13,175,142	$43,132,047	$18,323,089
Undistributed net investment loss	(47,277)	(51,811)	—
Accumulated undistributed net realized gain (loss)	(625,014)	15,668,654	991,834
Net unrealized appreciation on investments	2,189,854	40,388,786	4,836,903
Net Assets	$14,692,705	$99,137,676	$24,151,826
CAPITAL STOCK, $0.01 PAR VALUE	Institutional Class	Institutional Class
Net Assets	$13,477,989	$98,504,281	$24,151,826
Authorized	50,000,000	50,000,000	100,000,000
Issued and Outstanding	839,017	6,717,686	671,708
Net Asset Value, Redemption Price and Offering Price Per Share	$16.06	$14.66	$35.96
CAPITAL STOCK, $0.01 PAR VALUE	Class Y	Class Y
Net Assets	$1,214,716	$633,395
Authorized	50,000,000	50,000,000
Issued and Outstanding	75,743	44,775
Net Asset Value, Redemption Price and Offering Price Per Share	$16.04	$14.15

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2014

	RobecoSAM Global Equity Fund	MFG Global Equity Fund		MFG Core Infrastructure Fund
INVESTMENT INCOME:
Dividend income	$481,278 (1)	$12,268,481	(2)	$962,996 (3)
Interest income	215	10,778		519
Total investment income	481,493	12,279,259		963,515
EXPENSES:
Investment advisory fees	141,575	4,742,112		137,016
Fund administration and accounting fees	31,862	171,608		33,874
Custody fees	29,180	98,323		33,158
Federal and state registration fees	22,184	29,813		5,551
Legal fees	18,074	22,652		18,863
Directors' fees and related expenses	17,500	17,500		17,504
Audit fees	16,247	16,247		16,244
Transfer agent fees	7,554	27,099		7,233
Reports to shareholders	3,320	11,637		2,687
Other	7,229	129,696		12,142
Total expenses before waiver and reimbursement	294,725	5,266,687		284,272
Waiver and reimbursement of expenses by Adviser	(82,363)	(524,574)		(147,255)
Net expenses	212,362	4,742,113		137,017
Net Investment Income	269,131	7,537,146		826,498
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	2,720,932	5,422,340		26,315
Foreign currency transactions	(23,551)	1,286		(14,225)
Change in net unrealized appreciation on:
Investments	626,159	69,732,325		4,177,604
Foreign currency transactions	2,313	37,890		3,801
Net Realized and Unrealized Gain on Investments	3,325,853	75,193,841		4,193,495
Net Increase in Net Assets Resulting from Operations	$3,594,984	$82,730,987		$5,019,993

(1)  Net of $31,807 in foreign withholding taxes.

(2)  Net of $813,601 in foreign withholding taxes.

(3)  Net of $80,757 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

STATEMENTS OF OPERATIONS (continued)

For the Year Ended June 30, 2014

	Timpani Small Cap Growth Fund	Netols Small Cap Value Fund	Phocas Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$15,905 (4)	$910,432	$130,486
Interest income	171	174	349
Total investment income	16,076	910,606	130,835
EXPENSES:
Investment advisory fees	79,034	1,125,152	135,936
Fund administration and accounting fees	27,296	51,917	29,544
Custody fees	11,662	22,250	9,007
Federal and state registration fees	13,023	12,040	22,501
Legal fees	15,911	19,107	19,028
Directors' fees and related expenses	17,502	17,499	18,306
Audit fees	14,248	14,247	14,245
Transfer agent fees	9,015	18,080	9,315
Reports to shareholders	1,765	10,268	4,273
Distribution and shareholder servicing fees - Class Y	1,012	10,602	—
Other	4,681	25,871	5,064
Total expenses before waiver and reimbursement	195,149	1,327,033	267,219
Waiver and reimbursement of expenses by Adviser	(107,201)	(78,732)	(117,689)
Net expenses	87,948	1,248,301	149,530
Net Investment Loss	(71,872)	(337,695)	(18,695)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(361,238)	28,516,118	1,411,818
Change in net unrealized appreciation/depreciation on investments	1,158,942	(1,904,693)	2,491,733
Net Realized and Unrealized Gain on Investments	797,704	26,611,425	3,903,551
Net Increase in Net Assets Resulting from Operations	$725,832	$26,273,730	$3,884,856

(4)  Net of $121 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

STATEMENTS OF CHANGES IN NET ASSETS

	RobecoSAM Global Equity Fund		MFG Global Equity Fund
	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013
OPERATIONS:
Net investment income	$269,131	$310,148	$7,537,146	$2,299,496
Net realized gain (loss) on:
Investments	2,720,932	(97,457)	5,422,340	5,005,073
Foreign currency transactions	(23,551)	(35,600)	1,286	(3,763)
Change in net unrealized appreciation/depreciation on:
Investments	626,159	3,097,456	69,732,325	27,963,825
Foreign currency transactions	2,313	(3,208)	37,890	(8,349)
Net increase in net assets resulting from operations	3,594,984	3,271,339	82,730,987	35,256,282
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income	(231,994)	(295,231)	(3,309,753)	(966,980)
Net realized gain on investments	(307,567)	—	(5,090,258)	(1,466,648)
Net decrease in net assets resulting from distributions paid	(539,561)	(295,231)	(8,400,011)	(2,433,628)
CAPITAL SHARE TRANSACTIONS:
Shares sold	178,469	454,816	401,764,717	203,278,933
Shares issued to holders in reinvestment of distributions	501,905	277,765	7,777,052	2,415,348
Shares redeemed	(2,213,269)	(7,352,755)	(39,525,775)	(373,668)
Redemption fees	—	—	1,307	1,026
Net increase (decrease) in net assets resulting from capital share transactions	(1,532,895)	(6,620,174)	370,017,301	205,321,639
Total Increase (Decrease) in Net Assets	1,522,528	(3,644,066)	444,348,277	238,144,293
NET ASSETS:
Beginning of Period	16,307,862	19,951,928	346,694,859	108,550,566
End of Period	$17,830,390	$16,307,862	$791,043,136	$346,694,859
Undistributed net investment income	$162,927	$139,604	$6,117,837	$1,889,158
TRANSACTIONS IN SHARES:
Shares sold	13,101	42,720	27,908,105	15,602,744
Shares issued to holders in reinvestment of distributions	36,556	24,132	536,348	205,562
Shares redeemed	(156,442)	(637,832)	(2,660,958)	(28,164)
Net increase (decrease) in shares outstanding	(106,785)	(570,980)	25,783,495	15,780,142

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Core Infrastructure Fund		Timpani Small Cap Growth Fund
	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013
OPERATIONS:
Net investment income (loss)	$826,498	$145,393	$(71,872)	$(11,618)
Net realized gain (loss) on:
Investments	26,315	(7,191)	(361,238)	367,810
Foreign currency transactions	(14,225)	(822)	—	—
Change in net unrealized appreciation/depreciation on:
Investments	4,177,604	106,260	1,158,942	501,400
Foreign currency transactions	3,801	(1,243)	—	—
Net increase in net assets resulting from operations	5,019,993	242,397	725,832	857,592
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:			Institutional Class	Institutional Class
Net investment income	(253,056)	(118,030)	—	—
Net realized gain on investments	—	(1,836)	(135,449)	—
Net decrease in net assets resulting from distributions paid	(253,056)	(119,866)	(135,449)	—
CAPITAL SHARE TRANSACTIONS:			Institutional Class	Institutional Class
Shares sold	53,704,784	4,342,000	11,857,476	302,712
Shares issued to holders in reinvestment of distributions	244,776	99,221	127,954	—
Shares redeemed	(354,534)	(4,358)	(3,043,387)	(1,457)
Redemption fees	1,208	—	—	—
Net increase in net assets resulting from capital share transactions	53,596,234	4,436,863	8,942,043	301,255
CAPITAL SHARE TRANSACTIONS(1):			Class Y
Shares sold			1,177,000
Net increase in net assets resulting from capital share transactions			1,177,000
Total Increase in Net Assets	58,363,171	4,559,394	10,709,426	1,158,847
NET ASSETS:
Beginning of Period	7,302,749	2,743,355	3,983,279	2,824,432
End of Period	$65,665,920	$7,302,749	$14,692,705	$3,983,279
Undistributed net investment income (loss)	$647,729	$88,512	$(47,277)	$(16,332)
TRANSACTIONS IN SHARES:			Institutional Class	Institutional Class
Shares sold	4,023,089	366,605	734,505	27,417
Shares issued to holders in reinvestment of distributions	20,280	8,891	8,114	—
Shares redeemed	(27,662)	(392)	(204,927)	(130)
Net increase in shares outstanding	4,015,707	375,104	537,692	27,287
TRANSACTIONS IN SHARES(1):			Class Y
Shares sold			75,743
Net increase in shares outstanding			75,743

(1)  Class Y commenced operations on January 6, 2014.

The accompanying notes are an integral part of these financial statements.

Frontegra Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Netols Small Cap Value Fund		Phocas Small Cap Value Fund
	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013
OPERATIONS:
Net investment income (loss)	$(337,695)	$(154,288)	$(18,695)	$38,278
Net realized gain on investments	28,516,118	24,070,378	1,411,818	3,196,331
Change in net unrealized appreciation/depreciation on investments	(1,904,693)	7,618,584	2,491,733	(1,003,094)
Net increase in net assets resulting from operations	26,273,730	31,534,674	3,884,856	2,231,515
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:	Institutional Class	Institutional Class	Institutional Class	Institutional Class
Net investment income	—	—	(16,849)	(61,412)
Net realized gain on investments	(26,286,823)	(5,798,112)	(680,655)	—
Net decrease in net assets resulting from distributions paid	(26,286,823)	(5,798,112)	(697,504)	(61,412)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:	Class Y	Class Y
Net realized gain on investments	(239,893)	(899,137)
Net decrease in net assets resulting from distributions paid	(239,893)	(899,137)
CAPITAL SHARE TRANSACTIONS(1):	Institutional Class	Institutional Class	Institutional Class	Institutional Class
Shares sold	25,306,701	8,289,832	13,555,485	1,139,262
Shares issued in connection with Class I conversion	—	—	—	3,516,268
Shares issued to holders in reinvestment of distributions	22,953,330	5,233,889	697,504	61,412
Shares redeemed	(61,531,235)	(56,528,040)	(2,292,640)	(20,192,417)
Net increase (decrease) in net assets resulting from capital share transactions	(13,271,204)	(43,004,319)	11,960,349	(15,475,475)
CAPITAL SHARE TRANSACTIONS:	Class Y	Class Y
Shares sold	87,891	2,276,127
Shares issued to holders in reinvestment of distributions	239,893	898,733
Shares redeemed	(21,044,865)	(3,937,645)
Net decrease in net assets resulting from capital share transactions	(20,717,081)	(762,785)
Total Increase (Decrease) in Net Assets	(34,241,271)	(18,929,679)	15,147,701	(13,305,372)
NET ASSETS:
Beginning of Period	133,378,947	152,308,626	9,004,125	22,309,497
End of Period	$99,137,676	$133,378,947	$24,151,826	$9,004,125
Undistributed net investment income (loss)	$(51,811)	$9,294	$—	$16,849
TRANSACTIONS IN SHARES(1):	Institutional Class	Institutional Class	Institutional Class	Institutional Class
Shares sold	1,583,761	612,746	405,895	43,996
Conversion of Class I shares	—	—	—	144,702
Shares issued to holders in reinvestment of distributions	1,688,987	396,207	21,402	2,510
Shares redeemed	(3,928,288)	(4,101,006)	(69,095)	(835,389)
Net increase (decrease) in shares outstanding	(655,540)	(3,092,053)	358,202	(644,181)
TRANSACTIONS IN SHARES:	Class Y	Class Y
Shares sold	5,581	164,466
Shares issued to holders in reinvestment of distributions	18,257	69,346
Shares redeemed	(1,324,940)	(291,921)
Net decrease in shares outstanding	(1,301,102)	(58,109)

(1)  Effective November 1, 2012, Class I shares of the Frontegra Phocas Small Cap Value Fund were converted into Class L shares of the Fund. Class L shares were redesignated Institutional Class shares. Shares redeemed for the year ended June 30, 2013, includes $3,516,268, representing 144,822 shares, related to the conversion of Class I shares.

The accompanying notes are an integral part of these financial statements.

Frontegra RobecoSAM Global Equity Fund

FINANCIAL HIGHLIGHTS

	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Period Ended June 30, 2011(1)(2)		Year Ended August 31, 2010	Period Ended August 31, 2009(3)
Net Asset Value, Beginning of Period	$12.57	$10.68	$13.15	$11.00		$11.30	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.21	0.22	0.18 (4)	0.25		0.18 (4)	0.01	(4)
Net realized and unrealized gain (loss) on investments	2.62	1.86	(1.67)	2.53		0.47	1.29
Total Income (Loss) from Investment Operations	2.83	2.08	(1.49)	2.78		0.65	1.30
LESS DISTRIBUTIONS:
From net investment income	(0.18)	(0.19)	(0.21)	(0.21)		(0.05)	—
From net realized gain on investments	(0.24)	—	(0.77)	(0.42)		(0.90)	—
Total Distributions	(0.42)	(0.19)	(0.98)	(0.63)		(0.95)	—
Redemption fees retained	—	—	—	—		— (5)	—
Net Asset Value, End of Period	$14.98	$12.57	$10.68	$13.15		$11.00	$11.30
Total Return	22.72%	19.78%	(10.91)%	25.64	%(6)	5.42%	13.00	%(6)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$17,830	$16,308	$19,952	$19,292		$16,756	$11,614
Ratio of expenses to average net assets
Before waivers and reimbursements	1.67%	1.63%	1.62%	2.41	%(7)	2.81%	4.06	%(7)
Net of waivers and reimbursements	1.20%	1.20%	1.20%	1.20	%(7)	1.20%	1.20	%(7)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	1.05%	1.28%	1.16%	1.02	%(7)	(0.03)%	(2.59	)%(7)
Net of waivers and reimbursements	1.52%	1.71%	1.58%	2.23	%(7)	1.58%	0.27	%(7)
Portfolio turnover rate	56%	36%	52%	33	%(6)	88%	72	%(6)

(1)  Effective June 30, 2011, the Fund changed its fiscal year end to June 30 from August 31.

(2)  Effective June 10, 2011, Frontegra Asset Management, Inc. became adviser and RobecoSAM USA, Inc. (f/k/a Sustainable Asset Management USA, Inc.) became subadviser to the Fund.

(3)  Commenced operations on June 18, 2009.

(4)  Per share net investment income has been calculated using the daily average share method.

(5)  Less than one cent per share.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Global Equity Fund

FINANCIAL HIGHLIGHTS

	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(1)
Net Asset Value, Beginning of Period	$13.43	$10.81	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.19 (2)	0.17 (2)	0.11	(2)
Net realized and unrealized gain on investments	1.91	2.68	0.70
Total Income from Investment Operations	2.10	2.85	0.81
LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.09)	—
From net realized gain on investments	(0.12)	(0.14)	—
Total Distributions	(0.20)	(0.23)	—
Redemption fees retained	— (3)	— (3)	—
Net Asset Value, End of Period	$15.33	$13.43	$10.81
Total Return	15.76%	26.68%	8.10	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$791,043	$346,695	$108,551
Ratio of expenses to average net assets
Before waivers and reimbursements	0.89%	0.97%	1.14	%(5)
Net of waivers and reimbursements	0.80%	0.80%	0.80	%(5)
Ratio of net investment income to average net assets
Before waivers and reimbursements	1.18%	1.17%	1.70	%(5)
Net of waivers and reimbursements	1.27%	1.34%	2.04	%(5)
Portfolio turnover rate	20%	31%	19	%(4)

(1)  Commenced operations on December 28, 2011.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(1)
Net Asset Value, Beginning of Period	$11.54	$10.65	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.55 (2)	0.49 (2)	0.24
Net realized and unrealized gain on investments	2.22	0.84	0.41
Total Income from Investment Operations	2.77	1.33	0.65
LESS DISTRIBUTIONS:
From net investment income	(0.18)	(0.44)	—
From net realized gain on investments	—	— (3)	—
Total Distributions	(0.18)	(0.44)	—
Redemption fees retained	— (3)	—	—
Net Asset Value, End of Period	$14.13	$11.54	$10.65
Total Return	24.22%	12.73%	6.50	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$65,666	$7,303	$2,743
Ratio of expenses to average net assets
Before waivers and reimbursements	1.45%	3.66%	6.55	%(5)
Net of waivers and reimbursements	0.70%	0.70%	0.70	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	3.47%	1.34%	(1.09	)%(5)
Net of waivers and reimbursements	4.22%	4.30%	4.76	%(5)
Portfolio turnover rate	16%	7%	7	%(4)

(1)  Commenced operations on January 18, 2012.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Year Ended June 30, 2014		Year Ended June 30, 2013		Year Ended June 30, 2012		Period Ended June 30, 2011(1)
Net Asset Value, Beginning of Period	$13.22		$10.31		$10.75		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.14	)(2)	(0.04	)(2)	(0.08	)(2)	(0.02	)(3)
Net realized and unrealized gain (loss) on investments	3.32		2.95		(0.36)		0.77
Total Income (Loss) from Investment Operations	3.18		2.91		(0.44)		0.75
LESS DISTRIBUTIONS:
From net realized gain on investments	(0.34)		—		—		—
Total Distributions	(0.34)		—		—		—
Net Asset Value, End of Period	$16.06		$13.22		$10.31		$10.75
Total Return	24.16%		28.35%		(4.28)%		7.60	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$13,478		$3,983		$2,824		$2,036
Ratio of expenses to average net assets
Before waivers and reimbursements	2.46%		4.02%		5.25%		10.93	%(5)
Net of waivers and reimbursements	1.10%		1.10%		1.10%		1.10	%(5)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(2.26)%		(3.28)%		(5.02)%		(10.75	)%(5)
Net of waivers and reimbursements	(0.90)%		(0.36)%		(0.87)%		(0.92	)%(5)
Portfolio turnover rate	173%		140%		138%		28	%(4)

(1)  Commenced operations on March 23, 2011.

(2)  Per share net investment loss has been calculated using the daily average share method.

(3)  Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Class Y
	Period Ended June 30, 2014(1)
Net Asset Value, Beginning of Period	$16.35
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss	(0.08	)(2)
Net realized and unrealized loss on investments	(0.23	)(3)
Total Loss from Investment Operations	(0.31)
Net Asset Value, End of Period	$16.04
Total Return	(1.90	)%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,215
Ratio of expenses to average net assets
Before waivers and reimbursements	2.73	%(5)
Net of waivers and reimbursements	1.50	%(5)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(2.36	)%(5)
Net of waivers and reimbursements	(1.13	)%(5)
Portfolio turnover rate	173	%(4)

(1)  Commenced operations on January 6, 2014.

(2)  Per share net investment loss has been calculated using the daily average share method.

(3)  Net realized and unrealized loss on investments does not reconcile with net realized and unrealized gain on investments in the Statement of Operations due to the timing of the Class Y inception.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Year Ended June 30, 2014		Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011		Year Ended June 30, 2010
Net Asset Value, Beginning of Period	$15.35		$12.86	$13.75	$10.08		$9.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.04	)(1)	0.01	0.01	(0.05	)(2)	0.02 (1)
Net realized and unrealized gain (loss) on investments	3.50		3.17	(0.90)	3.72		1.05
Total Income (Loss) from Investment Operations	3.46		3.18	(0.89)	3.67		1.07
LESS DISTRIBUTIONS:
From net investment income	—		—	—	—	(3)	(0.02)
From net realized gain on investments	(4.15)		(0.69)	—	—		—
From return of capital	—		—	—	—		— (3)
Total Distributions	(4.15)		(0.69)	—	—		(0.02)
Net Asset Value, End of Period	$14.66		$15.35	$12.86	$13.75		$10.08
Total Return	24.63%		25.61%	(6.47)%	36.43%		11.76%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$98,504		$113,151	$134,544	$166,450		$119,657
Ratio of expenses to average net assets
Before waivers and reimbursements	1.17%		1.18%	1.22%	1.13%		1.18%
Net of waivers and reimbursements	1.10%		1.10%	1.10%	1.10%		1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.35)%		(0.14)%	(0.08)%	(0.39)%		0.17%
Net of waivers and reimbursements	(0.28)%		(0.06)%	0.04%	(0.36)%		0.25%
Portfolio turnover rate	24%		28%	28%	33%		41%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

(3)  Less than one cent per share.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Class Y
	Year Ended June 30, 2014		Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011		Year Ended June 30, 2010
Net Asset Value, Beginning of Period	$15.03		$12.65	$13.59	$10.00		$8.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.17	)(1)	(0.05)	(0.05)	(0.09	)(2)	—
Net realized and unrealized gain (loss) on investments	3.44		3.12	(0.89)	3.68		1.02
Total Income (Loss) from Investment Operations	3.27		3.07	(0.94)	3.59		1.02
LESS DISTRIBUTIONS:
From net realized gain on investments	(4.15)		(0.69)	—	—		—
Total Distributions	(4.15)		(0.69)	—	—		—
Net Asset Value, End of Period	$14.15		$15.03	$12.65	$13.59		$10.00
Total Return	23.84%		25.15%	(6.92)%	35.90%		11.36%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$633		$20,228	$17,765	$22,792		$15,560
Ratio of expenses to average net assets
Before waivers and reimbursements	1.57%		1.58%	1.62%	1.53%		1.58%
Net of waivers and reimbursements	1.50%		1.50%	1.50%	1.50%		1.50%
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(1.19)%		(0.54)%	(0.48)%	(0.79)%		(0.23)%
Net of waivers and reimbursements	(1.12)%		(0.46)%	(0.36)%	(0.76)%		(0.15)%
Portfolio turnover rate	24%		28%	28%	33%		41%

(1)  Per share net investment loss has been calculated using the daily average share method.

(2)  Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book to tax differences.

The accompanying notes are an integral part of these financial statements.

Frontegra Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended June 30, 2014		Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011(1)	Six Months Ended June 30, 2010(2)		Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$28.72		$23.30	$24.51	$18.40	$18.48		$14.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.05	)(3)	0.20	0.06	0.04 (3)	0.02	(3)	0.06 (3)
Net realized and unrealized gain (loss) on investments	9.25		5.41	(1.25)	6.13	(0.10)		3.56
Total Income (Loss) from Investment Operations	9.20		5.61	(1.19)	6.17	(0.08)		3.62
LESS DISTRIBUTIONS:
From net investment income	(0.05)		(0.19)	(0.02)	(0.06)	—		(0.07)
From net realized gain on investments	(1.91)		—	—	—	—		—
Total Distributions	(1.96)		(0.19)	(0.02)	(0.06)	—		(0.07)
Redemption fees retained	—		—	—	— (4)	—	(4)	— (4)
Net Asset Value, End of Period	$35.96		$28.72	$23.30	$24.51	$18.40		$18.48
Total Return	32.72%		24.29%	(4.91)%	33.55%	(0.43	)%(5)	24.29%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$24,152		$9,004	$18,821	$20,507	$15,176		$19,331
Ratio of expenses to average net assets
Before waivers and reimbursements	1.97%		2.50%	1.70%	1.69%	1.68	%(6)	1.71%
Net of waivers and reimbursements	1.10%		1.05%	0.99%	0.99%	0.99	%(6)	0.99%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(1.00)%		(1.08)%	(0.51)%	(0.52)%	(0.53	)%(6)	(0.31)%
Net of waivers and reimbursements	(0.13)%		0.37%	0.20%	0.18%	0.16	%(6)	0.41%
Portfolio turnover rate	53%		196%	50%	37%	43	%(5)	67%

(1)  Effective October 8, 2010, Frontegra Asset Management, Inc. became adviser and Phocas Financial Corp. became subadviser to the Fund.

(2)  Effective June 30, 2010, the Fund changed its fiscal year end to June 30 from December 31.

(3)  Per share net investment income has been calculated using the daily average shares method.

(4)  Less than one cent per share.

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2014

(1)  ORGANIZATION

Frontegra Funds, Inc. (the "Company") was incorporated on May 24, 1996 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing shares in series (each, a "Fund," or collectively, the "Funds"), each series representing a distinct portfolio with its own investment objectives and policies. The investment objective of the Frontegra RobecoSAM Global Equity Fund is long-term capital growth. The investment objective of each of the Frontegra MFG Global Equity Fund, Frontegra Timpani Small Cap Growth Fund and Frontegra Netols Small Cap Value Fund is capital appreciation. The investment objective of the Frontegra MFG Core Infrastructure Fund is long-term capital appreciation. The investment objective of the Frontegra Phocas Small Cap Value Fund is long-term total investment through capital appreciation.

As of June 30, 2014, the Company had six series in operations. A summary of each Fund's investment adviser, subadviser and capital structure is as follows:

Fund	Investment Adviser	Subadviser	Capital Structure	Commencement of Operations
Frontegra RobecoSAM Global Equity Fund (a)	Frontegra Asset Management, Inc. ("Frontegra")	RobecoSAM USA, Inc.	Single Class	June 18, 2009
Frontegra MFG Global Equity Fund (a)	Frontegra	MFG Asset Management	Single Class	Dec. 28, 2011
Frontegra MFG Core Infrastructure Fund (a)	Frontegra	MFG Asset Management	Single Class	Jan. 18, 2012
Frontegra Timpani Small Cap Growth Fund	Timpani Capital Management LLC ("Timpani") (b)	None	Multi-Class • Institutional • Class Y	Mar. 23, 2011
Frontegra Netols Small Cap Value Fund	Frontegra	Netols Asset Management, Inc.	Multi-Class • Institutional • Class Y	Dec. 16, 2005
Frontegra Phocas Small Cap Value Fund	Frontegra	Phocas Financial Corp.	Single Class (c)	Sep. 29, 2006

(a)  A redemption fee of 2.00% will be charged on shares of the Fund redeemed 30 days or less from their date of purchase.

(b)  Timpani is an affiliate of Frontegra.

(c)  Effective November 1, 2012, the Class I shares of the Frontegra Phocas Small Cap Value Fund were converted into Class L shares of the Fund. Class L shares were redesignated Institutional Class shares.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014

(2)  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a)  Investment Valuation

Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Debt securities (other than short-term instruments) are valued by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models as well as market transactions and evaluated dealer bid quotations. Shares of underlying mutual funds are valued at their respective NAVs. Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors (the "Board"). The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the Frontegra RobecoSAM Global Equity, Frontegra MFG Global Equity and Frontegra MFG Core Infrastructure Funds. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the advisers or subadvisers pursuant to guidelines established by the Board.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

RobecoSAM Global Equity

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$16,587,674	$—	$—	$16,587,674
Preferred Stocks	510,702	—	—	510,702
Total Equity	17,098,376	—	—	17,098,376
Short-Term Investments	815,977	—	—	815,977
Total Investments in Securities	$17,914,353	$—	$—	$17,914,353

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014

MFG Global Equity

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$773,994,133	$—	$—	$773,994,133
Total Equity	773,994,133	—	—	773,994,133
Short-Term Investments	14,835,097	—	—	14,835,097
Total Investments in Securities	$788,829,230	$—	$—	$788,829,230

MFG Core Infrastructure

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$64,067,896	$—	$—	$64,067,896
Closed-End Funds	592,100	—	—	592,100
Total Equity	64,659,996	—	—	64,659,996
Short-Term Investments	1,585,604	—	—	1,585,604
Total Investments in Securities	$66,245,600	$—	$—	$66,245,600

Timpani Small Cap Growth

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$14,166,807	$—	$—	$14,166,807
Total Equity	14,166,807	—	—	14,166,807
Short-Term Investments	425,881	—	—	425,881
Total Investments in Securities	$14,592,688	$—	$—	$14,592,688

Netols Small Cap Value

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$97,240,248	$—	$—	$97,240,248
Total Equity	97,240,248	—	—	97,240,248
Short-Term Investments	1,607,005	—	—	1,607,005
Total Investments in Securities	$98,847,253	$—	$—	$98,847,253

Phocas Small Cap Value

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$23,356,230	$—	$—	$23,356,230
Total Equity	23,356,230	—	—	23,356,230
Short-Term Investments	811,536	—	—	811,536
Total Investments in Securities	$24,167,766	$—	$—	$24,167,766

(a)  See Fund's Schedule of Investments for sector or country classifications.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014

For the year ended June 30, 2014, there were no transfers between Levels 1, 2 and 3. The Funds did not hold any Level 3 securities during the fiscal year ended June 30, 2014. It is the Funds' policy to record transfers at the end of the reporting period.

(b)  Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the fiscal year, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of June 30, 2014, open federal and state income tax years include the tax years ended June 30, 2011, June 30, 2012, June 30, 2013 and June 30, 2014. The Funds have no examinations in progress.

(c)  Distributions to Shareholders

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the fiscal years ended June 30, 2014 and June 30, 2013 were as follows:

	Year Ended June 30, 2014			Year Ended June 30, 2013
	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
RobecoSAM Global Equity	$306,528	$233,033	$539,561	$295,231	$—	$295,231
MFG Global Equity	7,828,247	571,764	8,400,011	2,433,628	—	2,433,628
MFG Core Infrastructure	253,056	—	253,056	119,866	—	119,866
Timpani Small Cap Growth	5,119	130,330	135,449	—	—	—
Netols Small Cap Value	954,829	25,571,887	26,526,716	—	6,697,249	6,697,249
Phocas Small Cap Value	126,612	570,892	697,504	61,412	—	61,412

At June 30, 2014, the components of accumulated earnings/losses on a tax basis were as follows:

	RobecoSAM Global Equity	MFG Global Equity	MFG Core Infrastructure	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
Cost of investments	$14,032,448	$692,539,573	$61,953,497	$12,648,604	$60,088,308	$19,386,221
Gross unrealized appreciation	$4,161,173	$109,067,541	$4,639,712	$2,361,981	$40,961,461	$4,990,957
Gross unrealized depreciation	(279,268)	(12,777,884)	(347,609)	(417,897)	(2,202,516)	(209,412)
Net unrealized appreciation/depreciation	3,881,905	96,289,657	4,292,103	1,944,084	38,758,945	4,781,545

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014

(table continued from prior page)

	RobecoSAM Global Equity	MFG Global Equity	MFG Core Infrastructure	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
Undistributed ordinary income	$448,153	$10,064,210	$731,959	$—	$—	$296,108
Undistributed long-term capital gain	1,910,646	865,243	5,929	419,609	17,356,588	751,084
Total distributable earnings	2,358,799	10,929,453	737,888	419,609	17,356,588	1,047,192
Other accumulated gains (losses)	754	27,283	2,728	(846,130)	(109,904)	—
Total accumulated earnings	$6,241,458	$107,246,393	$5,032,719	$1,517,563	$56,005,629	$5,828,737

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies.

During the year ended June 30, 2014, the Funds utilized capital loss carryforwards as follows:

Fund	Amount
RobecoSAM Global Equity	$307,951
Timpani Small Cap Growth	86,398

As of June 30, 2014, the Funds do not have any capital loss carryforwards available for future use.

In order to meet certain excise tax requirements, the Funds are required to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. As of June 30, 2014, the following Funds deferred, on a tax basis, post-October losses and ordinary late-year losses of:

	Post-October Capital Loss Deferred	Ordinary Late-Year Loss Deferred
Timpani Small Cap Growth	$798,853	$47,277
Netols Small Cap Value	—	109,904

(d)  Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investments in securities of foreign companies involve additional risks including: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014

financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less developed markets.

(e)  Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(f)  Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax codes and regulations.

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended June 30, 2014, the following table shows the reclassifications made:

	RobecoSAM Global Equity	MFG Global Equity	MFG Core Infrastructure	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
Paid in capital	$—	$—	$—	$—	$(8,427)	$—
Undistributed net investment income (loss)	(13,814)	1,286	(14,225)	40,927	276,590	18,695
Accumulated undistributed net realized gain (loss)	13,814	(1,286)	14,225	(40,927)	(268,163)	(18,695)

The permanent differences primarily relate to foreign currency and net operating losses.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014

(3)  INVESTMENT ADVISER AND RELATED PARTIES

The RobecoSAM Global Equity, MFG Global Equity, MFG Core Infrastructure, Netols Small Cap Value and Phocas Small Cap Value Funds have entered into an agreement with Frontegra, with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. Timpani, an affiliate of Frontegra, is the investment adviser to the Frontegra Timpani Small Cap Growth Fund. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). Pursuant to expense cap agreements, Frontegra and Timpani have agreed to waive their respective management fees and/or reimburse each Fund's operating expenses (exclusive of brokerage, acquired fund fees and expenses, interest, taxes and extraordinary expenses) to ensure that each Fund's operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees payable on the Statement of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to the respective adviser or the respective adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as a receivable from the respective adviser. The expense cap agreements will continue in effect until October 31, 2015, with successive renewal terms of one year unless terminated by an adviser or a Fund prior to any such renewal.

Frontegra Fund	Annual Advisory Fees	Expense Limitation
RobecoSAM Global Equity	0.80%	1.20%
MFG Global Equity	0.80%	0.80%
MFG Core Infrastructure	0.70%	0.70%
Timpani Small Cap Growth - Institutional Class	1.00%	1.10%
Timpani Small Cap Growth - Class Y	1.00%	1.50%
Netols Small Cap Value - Institutional Class	1.00%	1.10%
Netols Small Cap Value - Class Y	1.00%	1.50%
Phocas Small Cap Value	1.00%	1.10%

Any waivers or reimbursements are subject to later adjustment to allow the advisers to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund's expense limitation cap, provided, however, that an adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Expenses attributable to a specific class may only be recouped with respect to that class.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring in:

	RobecoSAM Global Equity	MFG Global Equity		MFG Core Infrastructure		Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
2015	$78,884	$95,480	*	$66,588	**	$103,400	$194,049	$146,574
2016	78,470	294,528		100,062		95,252	121,910	147,770
2017	82,363	524,574		147,255		107,201	78,732	117,689
Total	$239,717	$914,582		$313,905		$305,853	$394,691	$412,033

*  Expenses waived/reimbursed were for the period December 28, 2011 through June 30, 2012.

**  Expenses waived/reimbursed were for the period January 18, 2012 through June 30, 2012.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2014

(4)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended June 30, 2014, are summarized below:

	RobecoSAM Global Equity	MFG Global Equity	MFG Core Infrastructure	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
Purchases	$9,659,875	$480,431,468	$56,567,876	$23,013,557	$26,394,257	$17,935,960
Sales	$11,577,921	$118,277,364	$3,106,202	$13,524,369	$85,110,089	$7,206,493

There were no purchases or sales of U.S. Government securities for the Funds.

(5)  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING FEE

The Company, on behalf of the Frontegra Netols Small Cap Value Fund and the Frontegra Timpani Small Cap Growth Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund's Class Y shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, each Fund pays an annual fee of up to 0.25% to Frontegra Strategies, LLC (the "Distributor"), an affiliate of Frontegra, for payments to brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Funds. For the year ended June 30, 2014, the Netols Small Cap Value Fund and the Timpani Small Cap Growth Fund incurred $6,626 and $632, respectively, under the 12b-1 Plan.

Class Y shares of the Funds also pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping and administrative services. For the year ended June 30, 2014, the Netols Small Cap Value Fund and the Timpani Small Cap Growth Fund incurred $3,976 and $380, respectively, in shareholder servicing expenses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

June 30, 2014

To the Shareholders and Board of Directors of Frontegra Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Frontegra Funds, Inc. (the "Funds") comprising Frontegra RobecoSAM Global Equity Fund, Frontegra MFG Global Equity Fund, Frontegra MFG Core Infrastructure Fund, Frontegra Timpani Small Cap Growth Fund, Frontegra Netols Small Cap Value Fund, and Frontegra Phocas Small Cap Value Fund as of June 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods prior to June 30, 2012, were audited by other auditors whose report dated August 29, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Frontegra Funds, Inc. as of June 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two periods in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
August 25, 2014

BOARD OF DIRECTORS' APPROVAL OF ADVISORY AND
SUBADVISORY AGREEMENTS

(Unaudited)

The Board of Directors (the "Board") of Frontegra Funds, Inc. (the "Company"), including the directors who are not "interested persons" as defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended (the "Independent Directors") met on May 21, 2014, to consider the annual renewal of (a) the investment advisory agreement between Frontegra Asset Management, Inc. ("Frontegra") and the Company on behalf of the Frontegra Netols Small Cap Value Fund (the "Netols Fund"), the Frontegra Phocas Small Cap Value Fund (the "Phocas Fund"), the Frontegra RobecoSAM Global Equity Fund (the "RobecoSAM Fund"), the Frontegra MFG Global Equity Fund (the "Global Equity Fund") and the Frontegra MFG Core Infrastructure Fund (the "Infrastructure Fund") (the "Frontegra Advisory Agreement") and (b) the investment advisory agreement between Timpani Capital Management LLC ("Timpani") and the Company on behalf of the Frontegra Timpani Small Cap Growth Fund (the "Timpani Fund") (the "Timpani Advisory Agreement"). The Board also considered the annual renewal of the subadvisory agreements for the Netols Fund, the Phocas Fund, the RobecoSAM Fund, the Global Equity Fund and the Infrastructure Fund.

In connection with its review, the Board was provided materials relevant to its consideration of the agreements with Frontegra and Timpani (each, an "Adviser") and each subadviser, such as Fund performance assessments against peer groups and appropriate benchmarks, the Advisers' and subadvisers' Form ADV, information regarding the Advisers' and subadvisers' compliance program, personnel and financial condition, certain summary data provided by Fund management and a memorandum prepared by the Company's legal counsel. The Board also reviewed the advisory fee payable by each Fund under the advisory agreements, the expense cap agreement between the Company and the Adviser on behalf of each Fund and comparative fee and expense information provided by an independent service. The Board considered the subadvisory fees paid by Frontegra to the subadvisers, noting that the applicable subadvisory fee structure was negotiated at arm's length between Frontegra and each subadviser, each an unaffiliated third party, and Frontegra would compensate each subadviser from its own fees. The Board was also provided with the Advisers' and subadvisers' responses to the Section 15(c) request submitted by the Company's legal counsel on behalf of the directors. The directors discussed with representatives of management the operations of the Funds and the nature, extent and quality of the advisory and other services provided to the Funds by the Advisers and the subadvisers, as applicable.

In evaluating the advisory and subadvisory agreements, the Board took into account their cumulative experience in working with the Advisers and subadvisers and their ongoing review of information and discussions with representatives of the Advisers and subadvisers throughout the year at Board meetings. The Independent Directors met in executive session to discuss the materials and the proposed approval of the advisory and subadvisory agreements. During the executive session, the Independent Directors discussed their responsibilities and the Advisers' and subadvisers' 15(c) responses with legal counsel.

In considering the advisory and subadvisory agreements, the Board reviewed and analyzed various factors with respect to each Fund that it determined were relevant, including the factors below, and made the following conclusions. In its deliberations, the Board did not identify any single factor as determinative.

Frontegra Advisory Agreement (Netols Fund, Phocas Fund, RobecoSAM Fund, Global Equity Fund and Infrastructure Fund)

Nature, Extent and Quality of the Services to be Provided. The Board considered the services Frontegra would continue to provide to the Funds and their shareholders under the Frontegra Advisory Agreement. The Board noted that Frontegra serves as a manager of managers and had selected the subadvisers to make the day-to-day investment decisions for the Funds. The Board considered that Frontegra has 18 years of experience in hiring and supervising subadvisers to portfolios in the Frontegra family of funds. The Board discussed Frontegra's responsibilities for overseeing the subadvisers and supervising the management of the Funds' investments. The Board also considered the quality of other services provided by Frontegra, including performance oversight, risk management oversight, oversight and coordination of service providers, oversight of financial reporting, administration of the Funds' compliance program and the shareholder servicing and administrative services provided by Frontegra to the Funds. The Board concluded that the range of services to be provided by Frontegra was appropriate and that Frontegra was qualified to provide such services.

Performance Record of the Funds. As described in more detail under "Subadvisory Agreements," the Board reviewed each Fund's performance record for the periods ended December 31, 2013, and March 31, 2014. The Directors considered that Frontegra does not directly manage the Funds' investment portfolios, but had delegated those duties to the respective subadvisers. The Board also considered Frontegra's continual monitoring of subadvisers and their performance during the year, and noted Frontegra's review of any underperforming Funds and, if applicable, steps taken to monitor and address such underperformance. The Board concluded that they were satisfied with Frontegra's performance in selecting and overseeing the subadvisers to the Funds.

Advisory Fees. The Board compared each Fund's contractual advisory fee and total expense ratio to the industry data with respect to other mutual funds in the same Morningstar peer group. The Board noted that the advisory fee for the Netols Fund and the Phocas Fund was above the industry average for funds in the same Morningstar category. The advisory fee for the RobecoSAM Fund, Global Equity Fund and the Infrastructure Fund was slightly below the industry average for funds in the same Morningstar category. With respect to the Netols Fund and the Phocas Fund, the Board noted that the advisory fee was the same as that for the small cap fund managed by Timpani, the investment adviser to another series of the Company. After giving effect to the expense cap agreement with Frontegra with respect to each Fund, the total net expense ratio was above the industry average for funds in the same Morningstar category with respect to the RobecoSAM Fund and the Class Y shares of the Netols Fund and below the industry average for funds in the same Morningstar category with respect to the Phocas Fund, the Global Equity Fund, the Infrastructure Fund and the Institutional Class shares of the Netols Fund. The Board concluded that the advisory fee paid by each Fund to Frontegra was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability. The Board reviewed information concerning Frontegra's financial condition, costs and profitability. The Board also considered the effect of the contractual expense cap agreements on Frontegra's compensation. The Board noted that Frontegra was waiving a portion of its advisory fee for three of the Funds and waiving its advisory fee and reimbursing Fund expenses under the expense cap agreement for two of the Funds. The Board concluded that Frontegra's current level of profitability was reasonable considering the quality of management and the fact that Frontegra was waiving its fees and/or reimbursing expenses for the Funds.

Economies of Scale. The Board reviewed net asset growth on a per Fund and aggregate basis and considered whether there may be economies of scale in the management of each Fund if its assets were to increase significantly. However, the Board concluded that the assets of the Funds were not likely to increase to such an extent that breakpoints would be appropriate, particularly in light of the expense cap agreements in place between Frontegra and each Fund.

Benefits to Frontegra. The Board considered information presented regarding any benefits to Frontegra or its affiliates from serving as adviser to the Funds (in addition to the advisory fee). The Board noted that Frontier Partners, Inc. ("Frontier"), an affiliate of Frontegra, provides consulting services to, and is compensated by, certain subadvisers. However, the Board determined that Frontegra's services to the Funds would not be compromised by this potential conflict of interest.

On the basis of its review of the foregoing information, the Board found that the terms of the Frontegra Advisory Agreement were fair and reasonable and in the best interests of each Fund's shareholders.

Timpani Advisory Agreement (Timpani Fund)

Nature, Extent and Quality of the Services to be Provided. The Board considered Timpani's experience as a small cap growth manager and services it would continue to provide to the Timpani Fund and its shareholders under the Timpani Advisory Agreement. The Board considered the experience of Timpani and its portfolio manager managing small cap growth accounts. The Board discussed Timpani's responsibilities for managing the Fund's investments and overseeing the Fund's other activities, such as monitoring its compliance with applicable requirements under the securities laws. The Board noted that certain distribution, administrative and compliance services are provided by Frontegra and Frontegra Strategies, LLC, each an affiliate of Timpani. The Board also considered Timpani's efforts, in conjunction with its affiliate Frontier, to market Timpani's strategy and increase the Fund's assets so that it achieves critical mass. The Board concluded that the range of services to be provided by Timpani was appropriate and that Timpani was qualified to provide such services.

Investment Performance. The Board reviewed the Fund's performance for the one-year and since-inception periods ended December 31, 2013, and March 31, 2014. The Board noted that the Fund outperformed the benchmark index for the one-year and since-inception periods ended December 31, 2013. The Board also reviewed the historical performance for Timpani's small cap growth private accounts. The Board concluded that the Fund's performance was satisfactory and that Timpani would continue to provide a high level of advisory services to the Fund.

Advisory Fee. The Board compared the Fund's contractual advisory fee and total expense ratio to industry data with respect to other mutual funds in the same Morningstar peer group. The Board noted that the Fund's advisory fee was above the industry average. The Board noted that, after giving effect to the expense cap agreement, the total expense ratio was slightly below the industry average for Class Y shares and below the industry average for Institutional Class shares. The Board noted that the advisory fee was the same as that for other small cap funds managed by Frontegra, the investment adviser to other series of the company. The Board also considered the fee rates charged to Timpani's separate account clients and the sub-account of a collective fund managed by Timpani, noting that additional regulatory and compliance requirements are associated with registered investment companies such as the Fund, among other differences. The Board concluded that the advisory fee paid by the Timpani Fund to Timpani was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability. The Board reviewed information concerning Timpani's financial condition, costs and profitability. The Board also considered the effect of the expense cap agreement on Timpani's compensation, noting that the Fund had not yet reached financial "break even" and that Timpani was waiving its advisory fee and reimbursing Fund expenses under the expense cap agreement. The Board concluded that Timpani had the financial resources to provide quality services to the Fund and that the profitability information supported the Board's determination that the advisory fee was reasonable.

Economies of Scale. Given the Fund's current asset level, the Board did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Fund's assets.

Benefits to Timpani. The Board considered information presented regarding any benefits to Timpani or its affiliates from serving as adviser to the Fund (in addition to the advisory fee). The Board noted that Timpani's affiliate, Frontier, provides consulting services to, and is compensated by, Timpani. However, the Board determined that Timpani's services to the Fund would not be compromised by this potential conflict of interest. The Board also noted that William D. Forsyth III, the president of the Company and Frontegra, is also the president and an officer of Timpani and that Frontegra and its affiliates provide various services to Timpani with respect to the Fund for which Timpani is not charged. The Board concluded that the other benefits to Timpani from its relationship with the Fund were reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the Timpani Advisory Agreement were fair and reasonable and in the best interests of the shareholders of the Timpani Fund.

Renewal of Subadvisory Agreements

Subadvisory Agreement between Frontegra and Netols Asset Management, Inc. ("Netols")

Nature, Extent and Quality of the Services to be Provided. The Board reviewed and considered Netols' investment strategy and experience as a small cap value manager, key personnel involved in providing investment management services to the Netols Fund, compliance record and financial condition. The Board also considered services provided by Netols under the subadvisory agreement, including managing the Fund's investments, the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund's investment restrictions and assisting with the Fund's compliance program. The Board concluded that the nature, extent and quality of the services provided by Netols to the Fund were appropriate and that the Fund was likely to continue to benefit from services provided by Netols under the Netols Subadvisory Agreement.

Investment Performance. The Board reviewed the Fund's investment performance as of December 31, 2013, and March 31, 2014. The Board noted that the Fund had outperformed its benchmark index for the one-year period ended December 31, 2013, and the Institutional Class shares had outperformed the Fund's benchmark index for the since-inception period. The Board noted that the Fund had underperformed its benchmark index for the past three- and five-year periods ended December 31, 2013. The Board also considered Netols' quarterly portfolio commentary and discussion of the reasons for the Fund's underperformance in certain periods. The Board also compared the Fund's recent performance to the performance of Netols' composite of other accounts managed in the small cap value style. The Board concluded that the Fund's performance was satisfactory and that Netols would continue to provide a high level of subadvisory services to the Fund.

Subadvisory Fee. The Board reviewed and considered the subadvisory fee payable by Frontegra to Netols under the subadvisory agreement. The Board also considered information with respect to fees charged to Netols' separate account clients. The Board determined that the subadvisory fee was appropriate. In evaluating the subadvisory fee, the Board noted that such amounts are paid by Frontegra and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

Costs and Profitability. The Board did not consider the cost of services provided by Netols or the profitability to Netols from its relationship with the Netols Fund because it did not view these factors as relevant given that the subadvisory fee is paid by Frontegra.

Economies of Scale. Because the subadvisory fee is not paid by the Netols Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Fund's assets increase.

Benefits to Netols. The Board considered information presented regarding any benefits to Netols from serving as subadviser to the Netols Fund (in addition to the subadvisory fee). Netols provided information to the Board regarding its receipt of unsolicited research from broker-dealers. The Board noted that Frontier continues to receive referral fees from Netols for previously solicited clients, but that Frontier no longer provides consulting services to Netols. The Board concluded that the benefits realized by Netols from its relationship to the Fund were reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the subadvisory agreement were fair and reasonable and in the best interests of the shareholders of the Netols Fund.

Subadvisory Agreement between Frontegra and Phocas Financial Corp. ("Phocas")

Nature, Extent and Quality of the Services to be Provided. The Board reviewed and considered Phocas' investment strategy and experience as a small cap value manager, key personnel involved in providing investment management services to the Phocas Fund, compliance record and financial condition. The Board also considered services provided by Phocas under the subadvisory agreement, including managing the Fund's investments, the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund's investment restrictions and assisting with the Fund's compliance program. The Board noted that Phocas has retained Frontier to raise assets for its small cap value equity strategy and assists Frontier in efforts to increase Fund assets so it reaches critical mass. The Board concluded that the nature, extent and quality of the services provided by Phocas to the Fund were appropriate and that the Fund was likely to continue to benefit from services provided by Phocas under the subadvisory agreement.

Investment Performance. The Board reviewed the Fund's investment performance as of December 31, 2013, and March 31, 2014. The Board noted that the Fund had outperformed its benchmark index for the past one-, three-, and five-year and since-inception periods ended December 31, 2013. The Board noted that the Fund had been reorganized into the Frontegra family of funds on October 8, 2010, and returns for the prior periods were for the predecessor fund, also managed by Phocas. The Board also reviewed the performance of Phocas' composite of other accounts managed in the small cap value style. The Board concluded that the Fund's performance was satisfactory and that Phocas would continue to provide a high level of subadvisory services to the Fund.

Subadvisory Fee. The Board reviewed and considered the subadvisory fee payable by Frontegra to Phocas under the subadvisory agreement. The Board noted that given the Fund's current asset size and the fact that Frontegra was currently reimbursing Fund expenses, Phocas' subadvisory fee had been waived during the past year. The Board considered the fees charged to separate accounts and a sub-account of a collective fund managed by Phocas. The Board concluded that Phocas would continue to provide a high level of services to the Fund and that the subadvisory fee was appropriate.

Costs and Profitability. The Board did not consider the cost of services provided by Phocas or the profitability to Phocas from its relationship with the Phocas Fund to be material factors because the subadvisory fee is paid by Frontegra. The Board noted that Phocas was currently waiving its subadvisory fee.

Economies of Scale. Because the subadvisory fee is not paid by the Phocas Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Fund's assets increase.

Benefits to Phocas. The Board considered information presented regarding any benefits to Phocas from serving as subadviser to the Fund (in addition to the subadvisory fee). The Fund allows Phocas to serve clients that do not meet Phocas' eligibility criteria for separate accounts. The Board noted that Frontier provides consulting services to Phocas for which Frontier may be compensated by Phocas. The Board concluded that the benefits realized by Phocas from its relationship to the Fund were reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the subadvisory agreement were fair and reasonable and in the best interests of the shareholders of the Phocas Fund.

Subadvisory Agreement between Frontegra and RobecoSAM USA, Inc. ("RobecoSAM")

Nature, Extent and Quality of Services Provided to the Fund. The Board reviewed and considered RobecoSAM's investment strategy and experience in sustainability investing, key personnel involved in providing investment management services to the Fund and the financial resources and services provided by RobecoSAM's affiliates and parent company. The Board considered RobecoSAM's background and history in providing services to the Fund. The Board also considered the fact that there were no material changes to RobecoSAM's operations, personnel or services to the Fund as a result of the recent acquisition of Robeco Groep N.A. by ORIX Corporation. The Board discussed RobecoSAM's efforts to increase Fund assets so that it reaches critical mass with a representative of RobecoSAM. The Board concluded that the nature, extent and quality of the services provided by RobecoSAM was appropriate and that the Fund was likely to continue to benefit from services provided by RobecoSAM.

Investment Performance. The Board reviewed the Fund's investment performance as of December 31, 2013, and March 31, 2014. The Board noted that the Fund had outperformed its benchmark for the year ended December 31, 2013 but underperformed its benchmark for the three-year and since-inception periods ended December 31, 2013. The Board also considered RobecoSAM's quarterly performance reports, including a discussion of the reasons for the Fund's underperformance in certain periods. Additionally, the Board reviewed the performance of the Fund against the performance of RobecoSAM's composite of other accounts managed in the sustainable global equities strategy. The Board concluded that the Fund and its shareholders were likely to benefit from RobecoSAM's continued investment management services.

Subadvisory Fee. The Board reviewed and considered the subadvisory fee payable by Frontegra to RobecoSAM. The Board also reviewed information regarding RobecoSAM's fee schedule for separately managed accounts. The Board determined that the subadvisory fee was appropriate. In evaluating the subadvisory fee, the Board noted that such amounts are paid by Frontegra and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

Costs and Profitability. The Board did not consider the cost of services provided by RobecoSAM under the subadvisory agreement because it did not view this factor as relevant given that the subadvisory fee is paid by Frontegra. The Board noted that the Fund is not profitable to RobecoSAM due to the current asset size of the Fund.

Economies of Scale and Fee Levels Reflecting Those Economies. The Board did not view economies of scale as relevant given the current asset size of the Fund. Because the subadvisory fee is not paid by the Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Fund's assets increase.

Other Benefits to RobecoSAM. The Board also considered information presented regarding any benefits to RobecoSAM from serving as subadviser to the Fund (in addition to the subadvisory fee). The Board noted that RobecoSAM received a limited amount of soft dollar benefits. The Board concluded that the benefits received by RobecoSAM for its relationship to the Fund were reasonable.

Based on its review of the foregoing, the Board found that the terms of the subadvisory agreement were fair and reasonable and in the best interests of the shareholders of the RobecoSAM Fund.

Subadvisory Agreement between Frontegra and Magellan Asset Management Limited d/b/a MFG Asset Management ("Magellan")

Nature, Extent and Quality of the Services to be Provided. The Board reviewed and considered Magellan's investment strategy for each Fund and experience as a global equity and infrastructure manager, key personnel involved in providing investment management services to the Funds and financial condition, including the financial condition of Magellan's parent company. The Board also considered services provided by Magellan under the subadvisory agreement, including the management of each Fund's investments, the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to each Fund's investment restrictions and assisting with the Funds' compliance program. The Board considered that Magellan has retained Frontier to assist in raising assets for both strategies and, in the case of the Infrastructure Fund, to increase Fund assets so that it reaches critical mass. The Board concluded that the nature, extent and quality of the services provided by Magellan to the Funds were appropriate and that each Fund was likely to continue to benefit from services provided by Magellan under the subadvisory agreement.

Investment Performance. The Board reviewed the performance record of the Global Equity and Infrastructure Funds as of December 31, 2013, and March 31, 2014. It noted that the Global Equity Fund had outperformed its benchmark index for the one-year and since-inception periods ended December 31, 2013. The Board also compared the Fund's 2013 performance to the performance of Magellan's composite of other accounts managed in the global equity style. The Board noted that the Infrastructure Fund had underperformed its benchmark for the year ended December 31, 2013, but outperformed its benchmark for the since-inception period. The Board also considered Magellan's quarterly portfolio commentary, explanation for the Infrastructure Fund's recent underperformance and review of each Fund's performance. The Board concluded that Magellan would continue to provide a high level of subadvisory services to the Funds.

Subadvisory Fees. The Board reviewed and considered the subadvisory fees payable by Frontegra to Magellan under the subadvisory agreement. The Board noted that Magellan also shares in the Funds' expense reimbursements made by Frontegra. The Board reviewed information regarding fees charged to Magellan's other institutional clients for similar mandates. The Board determined that the subadvisory fee was appropriate. In evaluating the subadvisory fee, the Board noted that such amounts are paid by Frontegra and that therefore the overall advisory fee paid by each Fund is not directly affected by the subadvisory fee.

Costs and Profitability. The Board did not consider the cost of services provided by Magellan or the profitability to Magellan from its relationship with the Funds to be material factors because the subadvisory fee is paid by Frontegra.

Economies of Scale. Because the subadvisory fee is not paid by the Funds, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Funds' assets increase.

Benefits to Magellan. The Board considered information presented regarding any benefits to Magellan from serving as subadviser to the Funds (in addition to the subadvisory fee). The Board noted that Magellan transacts with full service brokers who provide research reports and other general research services to Magellan. The Board also noted that Frontier provides consulting services to Magellan for which Frontier is compensated by Magellan. The Board concluded that the benefits realized by Magellan from its relationship with each Fund were reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the subadvisory agreement were fair and reasonable and in the best interests of the shareholders of each of the Funds.

ADDITIONAL INFORMATION

(Unaudited)

DIRECTORS AND OFFICERS AS OF JUNE 30, 2014

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors. Information pertaining to the directors and officers of the Funds is set forth below. The SAI includes additional information about the Funds' directors and officers and is available without charge, upon request by calling 1-888-825-2100.

Interested Director and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
William D. Forsyth III* Frontegra Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1963	President Director Co-President, Treasurer and Assistant Secretary Secretary	Elected annually by the Board; since August 2008. Indefinite; since May 1996. From May 1996 to August 2008. From August 2008 to May 2013.

Mr. Forsyth received his B.S. in Finance from the University of Illinois in 1986 and his M.B.A. from the University of Chicago in 1988. Mr. Forsyth has served as President of Frontegra since August 2008 and as Treasurer and a Director of Frontegra since May 1996. Mr. Forsyth served as Co-President and Assistant Secretary of Frontegra from May 1996 to August 2008. Mr. Forsyth has served as President of Timpani since August 2008 and served as Co-President from April 2008 to August 2008. Mr. Forsyth has served as President of Frontegra Strategies, LLC, the principal distributor of the Funds' shares, since August 2008 and as Co-President from August 2007 to August 2008. From July 1993 until the present, Mr. Forsyth also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm ("Frontier"). From April 1987 until June 1993, Mr. Forsyth served as a Partner of Brinson Partners, Inc., an investment adviser, and from June 1986 until April 1987, he served as a product marketing representative of Harris Trust & Savings Bank. Mr. Forsyth has earned the right to use the CFA designation.

				6	None

*  Mr. Forsyth is an "interested person" of the Funds because he serves as a director and officer of Frontegra, owns 100% of Frontegra and has an indirect equity ownership interest in Timpani.

ADDITIONAL INFORMATION (continued)

(Unaudited)

Interested Director and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Elyce D. Dilworth Frontegra Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1966	Treasurer, Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected annually by the Board; Treasurer and Assistant Secretary since August 2008; Chief Compliance Officer since January 2008; Anti-Money Laundering Compliance Officer since February 2008.

Ms. Dilworth received her B.B.A. in Finance from the University of Wisconsin – Milwaukee in 1989 and her M.S. in Accounting from the University of Wisconsin – Milwaukee in 1991. Ms. Dilworth has served as Chief Compliance Officer of Frontegra since January 2008 and as Secretary since August 2008. Ms. Dilworth served as Chief Compliance Officer of Timpani from April 2008 to June 2011. She served as Chief Financial Officer of Timpani from April 2008 to March 2010. Ms. Dilworth served as Chief Compliance Officer of Frontier from September 2010 to June 2011. Ms. Dilworth has also served as Chief Compliance Officer of the Distributor since August 2008. From June 2004 until May 2007, Ms. Dilworth was the Chief Compliance Officer for Van Wagoner Funds, Inc. (n/k/a Embarcadero Funds, Inc.), and the President, Secretary and Treasurer from January 2005 until May 2007. From April 1994 until December 2003, Ms. Dilworth was employed by UMB Fund Services, Inc., a service provider to mutual funds and alternative investment products. From January 1992 until April 1994, Ms. Dilworth was a Staff Accountant for PricewaterhouseCoopers LLP, a public accounting firm.

				N/A	N/A

ADDITIONAL INFORMATION (continued)

(Unaudited)

Interested Director and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Robert A. Nanney Frontegra Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1979	Vice President and Secretary	Elected annually by the Board; since May 2013.

Mr. Nanney received his B.A. from Loyola University Chicago in 2002 and his J.D. from Loyola University Chicago School of Law in 2005. Mr. Nanney has been in-house counsel of Frontegra since May 2011. Mr. Nanney has served as in-house counsel and Chief Compliance Officer of Timpani since July 2011. Mr. Nanney has served as in-house counsel and Chief Compliance Officer of Frontier since July 2011. From March 2008 until May 2011, Mr. Nanney served as associate general counsel of Superfund Asset Management, Inc., an introducing broker, and from May 2006 until March 2008, he served as a tax associate for Wealth & Tax Advisory Services, Inc., a tax consulting firm.

				N/A	N/A

ADDITIONAL INFORMATION (continued)

(Unaudited)

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
David L. Heald 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1943	Lead Independent Director	Indefinite; since June 1996

Mr. Heald received his B.A. in English from Denison University in 1966 and his J.D. from Vanderbilt University School of Law in 1969. Mr. Heald previously served as a principal and a director of Consulting Fiduciaries, Inc. ("CFI") from 1994 to 2011. CFI was a registered investment adviser that provided professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers. Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law. From August 1992 until April 1994, Mr. Heald was a managing director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four series. From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.

				6	None

ADDITIONAL INFORMATION (continued)

(Unaudited)

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Steven K. Norgaard 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1964	Independent Director	Indefinite; since October 2013	Mr. Norgaard received his B.S. in Accountancy from the University of Illinois in 1987 and his J.D. from the University of Chicago in 1990. He has been an attorney with Steven K. Norgaard P.C. since 1994. From 1990 to 1994, he was an associate at McDermott, Will & Emery.	6	Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., The Denali Fund, Inc. and The First Opportunity Fund, Inc.
James M. Snyder 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1947	Independent Director	Indefinite; since May 2002	Mr. Snyder received his B.S. in Finance from Indiana University in 1969 and his M.B.A. from DePaul University in 1973. Mr. Snyder is a private investor and Chairman of The Snyder Family Foundation. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, including as Chief Investment Officer, Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	6	IronBridge Funds, Inc. (with oversight of four portfolios)

ADDITIONAL INFORMATION (continued)

(Unaudited)

FOREIGN TAX CREDIT

For the year ended June 30, 2014, the Frontegra MFG Core Infrastructure Fund earned foreign source income and paid foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign Source Income Earned	Foreign Taxes Paid
Australia	$152,899	$9,673
Austria	3,657	549
Belgium	12,219	1,833
Canada	66,202	9,930
France	30,015	4,502
Germany	20,641	3,096
Guernsey	10,603	—
Hong Kong	41,069	—
Italy	146,569	21,986
Luxembourg	21,340	3,201
Mexico	12,395	—
Netherlands	7,208	1,081
New Zealand	18,122	—
Spain	39,633	5,930
Switzerland	2,923	438
United Kingdom	150,364	—
	$735,859	$62,219

ADDITIONAL INFORMATION (continued)

(Unaudited)

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

RobecoSAM Global Equity	91.51%
MFG Global Equity	68.22%
MFG Core Infrastructure	100.00%
Timpani Small Cap Growth	32.34%
Netols Small Cap Value	77.39%
Phocas Small Cap Value	35.96%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2014 was as follows:

RobecoSAM Global Equity	62.07%
MFG Global Equity	38.87%
MFG Core Infrastructure	29.92%
Timpani Small Cap Growth	31.74%
Netols Small Cap Value	71.65%
Phocas Small Cap Value	34.29%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended June 30, 2014 was as follows:

RobecoSAM Global Equity	0.06%
MFG Global Equity	0.07%
MFG Core Infrastructure	0.04%
Timpani Small Cap Growth	0.13%
Netols Small Cap Value	0.01%
Phocas Small Cap Value	0.07%

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended June 30, 2014 was as follows:

RobecoSAM Global Equity	24.32%
MFG Global Equity	57.72%
Timpani Small Cap Growth	100.00%
Netols Small Cap Value	100.00%
Phocas Small Cap Value	86.69%

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A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the advisers', subadvisers' or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by an adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds. Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund's position in the securities may have changed.

ADDITIONAL INFORMATION

Frontegra Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc. ("Frontegra") and Timpani Capital Management LLC the authority to vote proxies. The proxy voting policies permit Frontegra to delegate its authority to vote proxies to a Fund's subadviser. A description of the Frontegra Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov and the Funds' website at www.frontegra.com or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Form N-Q is available on the SEC's website at http://www.sec.gov. The Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is Incorporated by reference. See Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Steven Norgaard is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  In the following table, “Audit Fees” are fees billed for professional services for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  The “All Other Fees” for fiscal year 2014 relate to the principal accountant’s review of the registrant’s semi-annual report for the period ended December 31, 2013.  “Tax Fees” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no other services provided by the principal accountant.  The following table details the aggregate fees billed for each of the last two fiscal years by the principal accountant.

	FYE 6/30/2014	FYE 6/30/2013
Audit Fees	$72,000	$96,000
Tax Fees	$18,000	$24,000
All Other Fees	$1,500	$1,500

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant with respect to any engagement that directly relates to the operations and financial reporting of the registrant.  In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by the principal accountant during fiscal year 2014.  All of the hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.  The audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 06/30/2014	FYE 06/30/2013
Registrant	—	—
Registrant’s Investment Adviser	$27,750	—

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days prior to the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are effective.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the registrant’s Form N-CSR filed September 8, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontegra Funds, Inc.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President
(Principal Executive Officer)

Date:	8/28/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	8/28/14

By:	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:	8/28/14